THE INDEBTEDNESS EVIDENCED OR SECURED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF JANUARY 28, 2008 (AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "SUBORDINATION AGREEMENT"), MADE BY THE SUBORDINATED CREDITORS AND OBLIGORS REFERRED TO THEREIN IN FAVOR OF WELLS FARGO RETAIL FINANCE II, LLC, AS AGENT, ALL AS REFERRED TO IN SUCH SUBORDINATION AGREEMENT.  BY ITS ACCEPTANCE OF THIS AMENDMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT TO THE SAME EXTENT THAT THE PARTIES (AS DEFINED THEREIN) ARE BOUND.

AMENDMENT NO. 3 (this "Amendment"), dated as of January 28, 2008 to the Tranche A/B and Tranche C Term Loan Agreement, dated as of June 30, 2005, as amended by Amendment No. 1, dated July 20, 2005 and Amendment No. 2, dated November 23, 2005 (as so amended and restated from time to time, the "Term Loan Agreement"), by and among Frederick's of Hollywood Group Inc., a New York corporation ("Group"), Frederick's of Hollywood, Inc., a Delaware corporation ("Borrower"), FOH Holdings, Inc., a Delaware corporation ("Holdings"), Frederick's of Hollywood Stores, Inc., a Nevada corporation ("Stores"), Fredericks.com, Inc., a Nevada corporation ("Internet"), Hollywood Mail Order, LLC, a Nevada limited liability company ("Mail Order", and, collectively with the Borrower, Holdings, Stores and Internet, the "Existing Credit Parties"), the lending institutions listed in Annex I as Tranche A/B lenders (each a "Tranche A/B Lender" and collectively, the "Tranche A/B Lenders"), the lending institutions listed on Annex II as Tranche C lenders (each a "Tranche C Lender" and collectively, the "Tranche C Lenders"; the Tranche A/B Lenders and Tranche C Lenders each being a "Lender" and collectively, the "Lenders"), and Fursa Alternative Strategies LLC, as agent and collateral agent for the Lenders (in such capacities, the "Agent").

RECITALS

A.           The Existing Credit Parties and Wells Fargo Retail Finance II, LLC (the "Revolving Credit Agent") entered into a Financing Agreement, dated as of January 7, 2003 (as heretofore amended, the “Existing Financing Agreement”), pursuant to which the lenders party thereto agreed to make revolving credit loans to, and arrange for the issuance of letters of credit for the account of, certain of the Existing Credit Parties, and certain other Existing Credit Parties guaranteed the payment of all obligations of the Existing Credit Parties under, inter alia, the Existing Financing Agreement.

B.           The Existing Credit Parties, Calyon (formerly known as Credit Agricole Indosuez), as agent for the lenders, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., Smoky River CDO, L.P., and Fursa Master Rediscovered Opportunities Fund, L.P. (formerly known as Mellon HBV Master Rediscovered Opportunities Fund, L.P.) (the preceding five entities, collectively, the "Predecessor Subordinated Creditors"), entered into a Tranche A, Tranche B and Tranche C Term Loan Agreement, dated as of January 7, 2003 (the "Original Subordinated Loan Agreement"), pursuant to which the Predecessor Subordinated Creditors made a term loan to Frederick's and converted certain prepetition claims against Frederick's into term loans to Frederick's.

C.           The Existing Credit Parties, the Revolving Credit Agent and Calyon (formerly known as Crédit Agricole Indosuez), as agent, entered into an Intercreditor and Subordination Agreement, dated as of January 7, 2003 (as heretofore amended, the "Existing Revolving Intercreditor Agreement"), pursuant to which all indebtedness and other liabilities of the Existing Credit Parties from time to time existing in favor of the Lenders have been subordinated to the prior payment in full of all of the obligations of such Existing Credit Parties from time to time existing under, inter alia, the Existing Financing Agreement, and to all security interests and other liens securing such obligations.

D.           The Original Subordinated Loan Agreement was amended and restated in its entirety as set forth in the Term Loan Agreement.

E.           On the date hereof the terms and provisions of the Existing Financing Agreement shall be amended and restated (the "Restatement") in their entirety as set forth in that certain Amended and Restated Financing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among the Revolving Credit Agent, the lenders from time to time party thereto (the "Revolving Credit Lenders"), and the Existing Credit Parties and Group (collectively, the "Credit Parties").

F.           By Assignment and Assumption Agreements dated March 3, 2005, between the Predecessor Subordinated Creditors (excluding Fursa Master Rediscovered Opportunities Fund, L.P.) and Fursa SPV LLC (formerly known as Mellon HBV SPV LLC), Fursa SPV LLC acquired the rights and obligations of such Predecessor Subordinated Creditors under the Original Subordinated Loan Agreement.

G.           By Instrument of Resignation, Appointment and Acceptance, dated as of March 24, 2005, Agent accepted appointment as agent and collateral agent under the Original Subordinated Loan Agreement.

H.           Fursa SPV LLC assigned its rights and obligations under the Term Loan Agreement to the Subordinated Creditors and the Subordinated Creditors became bound by the terms and provisions of the Term Loan Agreement.

I.           On the date hereof, (a) $7,500,000 of principal on the Tranche A/B Term Loan shall be converted into the Preferred Equity Interests (as hereinafter defined) and, (b) upon such conversion, all remaining principal and interest on the Tranche A/B Term Loan payable to the Subordinated Creditors will be paid in full, (c) the Tranche A/B Term Loan Commitment shall be terminated, and (d) contemporaneously therewith the terms and provisions of the Term Loan Agreement shall be amended to, among other things, reflect such conversion and extend the maturity date of the Tranche C Term Loan payable to the Subordinated Creditors pursuant to the Term Loan Agreement to July 28, 2012.

Accordingly, each of the Credit Parties, the Agent and the Lenders agrees as follows:

1.           Definitions.

(a)           Section 1.1 of the Term Loan Agreement is hereby amended to add or delete the following definitions or to amend and restate the following definitions, as applicable:

"Capital Infusion" is deleted.

"Credit Parties" has the definition set forth in the recitals.

"Debt Conversion Agreement" means that certain Debt Conversion Agreement, dated as of January 28, 2008, by and among the Tranche A/B Lenders, Holdings and Group.

"Equity Incentive Plan" means Group’s 2000 Performance Equity Plan, the 1994 Incentive Stock Option Plan and the 1988 Nonqualified Stock Option Plan.

"Existing Credit Parties" has the definition set forth in the recitals.

"Existing Financing Agreement" has the definition set forth in the recitals.

"Existing Revolving Intercreditor Agreement" has the definition set forth in the recitals.

"Final Tranche C Term Loan Maturity Date" means July 28, 2012.

"Financial Projections" means Group's forecasted balance sheets, profit and loss statements and cash flow statements, as described in Section 6.7.

"Financing Agreement" has the definition set forth in the recitals.

"Fiscal Year" means the Fiscal Year of Group and its Consolidated Subsidiaries which ends on the last Saturday of July.

"Group" has the definition set forth in the recitals.

"Internet" has the definition set forth in the recitals.

"Mail Order" has the definition set forth in the recitals.

"Original Subordinated Loan Agreement" has the definition set forth in the recitals.

"Permitted Holders" is deleted.

"Predecessor Subordinated Creditors" has the definition set forth in the recitals.

"Preferred Equity Interests" means shares of Series A Preferred Stock of Group issued to the Tranche A/B Lender pursuant to the Debt Conversion Agreement.

"Revolving Credit Agent" has the definition set forth in the recitals.

"Stores" has the definition set forth in the recitals.

"Subordination Agreement" means the Amended and Restated Intercreditor and Subordination Agreement, dated as of January 28, 2008 (as amended or other modified from time to time), made by the Agent and the Credit Parties in favor of the Revolving Credit Agent.

"Term Loan Agreement" has the definition set forth in the recitals.

"Vested Options" is deleted.

(b)           Each of the following definitions in Section 1.1 of the Term Loan Agreement is hereby amended by the addition of Group as a party to the document referenced therein:

(i)           General Security Agreement;

(iii)         Guarantees;

(iii)         Intellectual Property Security Agreement; and

(iv)         Securities Pledge Agreement.

(c)           Each of the following definitions in Section 1.1 of the Term Loan Agreement is hereby amended by the replacement of "Holdings" with "Group":

(i)           Common Stock;

(ii)          Executive Officer;

(iii)         Financing Proceeds;

(iv)         Leverage Ratio;

(v)          Senior Leverage Ratio; and

(vi)         Test Period.

(d)           Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Term Loan Agreement.

2.           Amendments

(a)           Effective as of the Amendment Effective Date:

(i)           $7,500,000 of the Tranche A/B Term Loans has been converted into Preferred Equity Interests as provided in the Debt Conversion Agreement;

(ii)          The remaining unpaid balance of the Tranche A/B Loans and all accrued interest has been paid in full; and

(iii)         The Tranche A/B Term Loan Commitments have been terminated.

(b)           Section 2.14 of the Term Loan Agreement is hereby amended and restated to read as follows:

"Total Loan Amounts.  The original amount of the (i) Total Loan Amounts is $12,185,542.51, (ii) Total Tranche A/B Term Loan Commitments is $0, and (iii) Total Tranche C Term Loan Amounts is $12,185,542.51, each as of January 28, 2008.

(c)           Section 3.1(c) of the Term Loan Agreement is hereby amended and restated to read as follows:

"Subject to the provisions of the Revolving Credit Agreement and the Revolver Intercreditor Agreement, the Tranche C Term Loans and all other amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than the Final Tranche C Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche C Term Loans on such date shall be in an amount sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche C Term Loans."

(d)           Section 3.3 of the Term Loan Agreement is hereby deleted.

(e)           Group hereby (i) agrees to all of the terms and provisions of the Term Loan Agreement applicable to it as a "Credit Party" hereunder and (ii) represents and warrants that the representations and warranties made by it as a "Credit Party" thereunder are true and correct in all material respects on and as of the date hereof (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case, such representation sand warranties were true and correct in all material respects on such earlier date).

(f)           Each of the following Sections of the Term Loan Agreement is hereby amended by the replacement of "Holdings" with "Group":

(i)           Section 6.5;

(ii)          Section 6.16;

(iii)        Section 7.1(b);

(iv)        Section 7.14;

(v)         Section 7.15;

(vi)        Section 8.11;

(vii)       Section 8.15; and

(viii)      Section 8.16.

(g)           Schedules 6.5, 6.6, 6.9, 6.15, 6.17, 6.18, 6.21 and 6.24 of the Term Loan Agreement is hereby replaced by Schedules 6.5,6.6, 6.9, 6.15, 6.17, 6.18, 6.21 and 6.24 attached hereto.

(h)           Section 6.7 of the Term Loan Agreement is hereby deleted and replaced by the following:

"(i)          Since December 18, 2006, no event or development has occurred that has had or could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)           Group has heretofore furnished to the Lenders the same schedules of projected cash receipts, cash disbursements and monthly cash flows of Group and its Consolidated Subsidiaries prepared on a monthly basis as Group provided to the Revolving Credit Agent pursuant to the Restatement.  Such projections are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

(iii)          Group has heretofore furnished to the Lenders the Financial Projections which show the projected monthly balance sheets, income statements and statements of cash flows of Group and its Consolidated Subsidiaries for such periods as Group provided to the Revolving Credit Agent pursuant to the Restatement.  Such projections, as so updated, are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect."

(i)            Section 6.16 of the Term Loan Agreement is amended and restated as follows:

"The certified financial statements and interim unaudited financial statements provided to, or made available to, Agent by each Credit Party reflect any matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.   There is no contingent liability or fact that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the financial statements of Group or Holdings or a schedule to such statements."

(j)            Section 7.15 of the Term Loan Agreement is hereby revised by substituting "July 31" with "the last Saturday in July."

(k)           Section 8.11 of the Term Loan Agreement is hereby amended to provide that directors' compensation shall not be limited under the Term Loan Agreement to amounts less than that which is permitted under the Revolving Credit Debt Documents.

(l)            Section 8.14(f) of the Term Loan Agreement is hereby amended and restated to read as follows:

"(f)           the Revolving Credit Debt Documents and the transactions contemplated thereby, or any action otherwise prohibited by clauses (i) through (iv) of this Section 8.14 which is permitted under the Revolving Credit Debt Documents and the transactions contemplated thereby."

(m)           The following sections of the Term Loan Agreement are hereby deleted in their entirety:

(i)           Section 5.1(k);

(ii)          Section 6.19;

(iii)         Section 7.16;

(iv)         Section 8.13(iv);

(v)          Section 8.21; and

(vi)         Section 11.3.

(n)           The following sections of the Term Loan Agreement are hereby modified as follows:

(i)           Section 11.2(z) of the Term Loan Agreement is amended to remove reference to Tokarz;

(ii)          Section 11.1 of the Term Loan Agreement is amended to provide for the following addresses for any Credit Party:

Frederick's of Hollywood Group Inc.
1115 Broadway
New York, NY 10016
Attention:  Chief Financial Officer

With copies to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, NY 10174-1091
Telecopy No.:  212-818-8881
Attention:  Noah Scooler, Esq.

and

Jeffer, Mangels, Butler & Marmaro LLP
1900 Avenue of the Stars, 7th Floor
Los Angeles, CA 90067
Telecopy No.: 310-203-0567
Attention: Marilyn Barrett, Esq.

(o)           The following is added as a new Section 11.20 to the Term Loan Agreement:

“7.20       Interpretation of Credit Documents.  Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, if a covenant of the Credit Parties in the Revolving Credit Debt Documents addressing the rights, obligations or restrictions of the Credit Parties is more permissive than a covenant of the Credit Parties addressing the same rights, obligations or restrictions of the Credit Parties under this Agreement and the other Credit Documents, then the covenant addressing the rights, obligations or restrictions under the Revolving Credit Documents shall (x) automatically be incorporated into this Agreement and the other Credit Documents and (y) control.”

3.           Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

(a)           Payment of Fees, Etc.  The Existing Credit Parties shall have paid all fees, costs , expenses and taxes payable to the Agent and the Lenders on the Amendment Effective Date by the Credit Parties pursuant to Section 11.2 of the Term Loan Agreement and the Revolving Credit Agent shall have consented to the payment of such fees, costs, expenses and taxes payable to the Agent and the Lenders.

(b)           Representations and Warranties; No Event of Default.  The representations and warranties contained herein, in Article VI of the Term Loan Agreement and in each other Credit Document, certificate or other writing delivered to the Agent or a Lender pursuant hereto or pursuant to the Term Loan Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case, such representation sand warranties were true and correct in all material respects on such earlier date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c)           Delivery of Documents.  The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i)           a copy of this Amendment, duly executed by each Existing Credit Party;

(ii)          a copy of a joinder to the General Security Agreement, the Intellectual Property Security Agreement, and  the Securities Pledge Agreement, in the form attached hereto as Exhibit A, duly executed by Group;

(iii)         a copy of the Restatement, duly executed by all parties thereto;

(iv)         a copy of the Subordination Agreement, duly executed by all parties thereto; and

(v)          a copy of the Debt Conversion Agreement, duly executed by all parties thereto.

4.           Continued Effectiveness of Term Loan Agreement.  Each of the Existing Credit Parties hereby (i) confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date (A) all references in the Term Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Term Loan Agreement shall mean the Term Loan Agreement as amended by this Amendment, and (B) all references in any other Credit Document to "the Term Loan Agreement", "thereto", "thereof, "thereunder" or words of like import referring to the Term Loan Agreement shall mean the Term Loan Agreement as amended by this Amendment , and (ii) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Credit Parties from time to time existing in respect of the Term Loan Agreement and the Credit Documents, each such pledge, assignment and grant of the security interest or lien is hereby ratified and confirmed in all respects.  Except as expressly set forth herein , the amendments, waivers and consents set forth herein shall not by implication or otherwise limit, impair, constitute an amendment, waiver or consent of, or otherwise affect the rights or remedies of the Lenders or the Agent under the Term Loan Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Credit Document in similar or different circumstances.  The amendment, waiver and consent herein shall apply and be effective only with respect to the matters expressly covered thereby. This Amendment, including the waivers and consents set forth herein, shall constitute a Credit Document for all purposes of the Term Loan Agreement and the other Credit Documents.

5.           Miscellaneous.

(a)           This Amendment may be executed m any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(b)           Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)           THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW.

(d)           The Credit Parties jointly and severally agree to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Agent.

***

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Credit Parties:

FREDERICK'S OF HOLLYWOOD GROUP
INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK'S OF HOLLYWOOD, INC.

By:	/s/ Gary Marcotte
Name: Gary Marcotte
Title: COO

FOH HOLDINGS, INC.

By:	/s/ Gary Marcotte
Name: Gary Marcotte
Title: COO

FREDERICK'S OF HOLLYWOOD STORES,
INC.

By:	/s/ Gary Marcotte
Name: Gary Marcotte
Title: COO

HOLLYWOOD MAIL ORDER, LLC

By:	/s/ Gary Marcotte
Name: Gary Marcotte
Title: COO

FREDERICKS.COM, INC.

By:	/s/ Gary Marcotte
Name: Gary Marcotte
Title: COO

Tranche A/B and Tranche C Lenders:

FURSA CAPITAL PARTNERS LP

BY:	/s/ Patrick Brennan
NAME: Patrick Brennan
ITS: Chief Administrative Officer

FURSA MASTER REDISCOVERED
OPPORTUNITIES FUND L.P.

BY:	/s/ Patrick Brennan
NAME: Patrick Brennan
ITS: Chief Administrative Officer

BLACKFRIARS MASTER VEHICLE LLC –
SERIES 2

BY:	/s/ Patrick Brennan
NAME: Patrick Brennan
ITS: Chief Administrative Officer

FURSA MASTER GLOBAL EVENT DRIVEN FUND L.P.

BY:	/s/ Patrick Brennan
NAME: Patrick Brennan
ITS: Chief Administrative Officer

Agent and Collateral Agent:

FURSA ALTERNATIVE STRATEGIES LLC

BY:	/s/ Patrick Brennan
NAME: Patrick Brennan
ITS: Chief Administrative Officer

ANNEX I

Tranche A/B Lenders

Fursa Capital Partners LP
Fursa Master Rediscovered Opportunities Fund L.P.
Blackfriars Master Vehicle LLC – Series 2
Fursa Master Global Event Driven Fund  L.P.

ANNEX II

Tranche C Lenders

Fursa Capital Partners LP
Fursa Master Rediscovered Opportunities Fund L.P.
Blackfriars Master Vehicle LLC – Series 2
Fursa Master Global Event Driven Fund  L.P.

Schedule 6.5
SUBSIDIARIES

FOH Holdings, Inc.	Incorporated:	Delaware, May 9, 1997
	Authorized Stock:	2,250,000 Common 250,000 Preferred
	Issued Stock:	1,330,000 Common
	Shareholder:	Frederick's of Hollywood Group, Inc.
Fredericks.com, Inc.	Incorporated:	Nevada, April 19, 1999
	Authorized Stock:	120,000,000 common shares of which 80,000,000 Shares are Class A Common $0.01 par value and 40,000,000 Shares Class B Common $0.01 par value
1,000,000 Preferred $0.01 par value

	Issued Stock:	11,575,000 Class B Common

	Shareholder:	Frederick’s of Hollywood, Inc. – 11,575,000 Class B Common

Frederick’s Of Hollywood, Inc.	Incorporated:	Delaware, March 1, 1962

	Authorized Stock:	3,000 Common Shares, $0.01 par value

	Shareholder:	FOH Holdings, Inc. – 1,000 Common Shares

Frederick’s Of Hollywood Stores, Inc.	Incorporated:	Nevada, July 8, 1998

	Authorized Stock:	1,000 Common Shares, $0.01 par value

	Shareholder:	Frederick’s of Hollywood, Inc. – 100 common shares
Hollywood Mail Order, LLC	Formation:	Nevada, July 20, 1999

	Manager:	FOH Holdings, Inc.

	Membership Interest:	Frederick’s of Hollywood, Inc.

Cinejour Lingerie Inc.	Incorporated:	Canada, May 6, 2004

	Authorized Stock:	Unlimited Class A Common Unlimited Class B Common Unlimited Preferred A Unlimited Preferred B Unlimited Preferred C Unlimited Preferred D
	Issued Stock:	100 Class A Common
	Shareholder:	Movie Star, Inc. – 100 Class A Common

Schedules

Schedule 6.6

LITIGATION

[None]

Schedules

Schedule 6.9

ERISA

[None]

Schedules

Schedule 6.15

REAL PROPERTY

FOH Holdings Inc.  - Leases
Dist	Store	Store Name	Address	City	State	Zip
2	10	Hollywood	6751 Hollywood Blvd	Hollywood	CA	90028
2	24	Lakewood Center	12/13 Lakewood Center Mall	Lakewood	CA	90712
2	25	Topanga Plaza	6600 Topanga Canyon Blvd, SP 2044	Canoga Park	CA	91303
3	27	Inland Center Mall	500 Inland Center Dr, SP 332	San Bernardino	CA	92408
8	54	Dayton Mall	2700 Miamisburg & Centerville	Dayton	OH	45459
9	56	Crossroads Mall	H2042 Crossroads Mall	Oklahoma City	OK	73149
9	58	Southridge Mall	5300 S. 76th St.	Greendale	WI	53129
6	60	Northeast Mall	1101 Melbourne Dr, Ste 2256	Hurst	TX	76053
2	62	Del Amo Fashion Square	3525 Carson St, Sp. #29	Torrance	CA	90503
6	65	Irving Mall	2409 Irving Mall	Irving	TX	75062
9	69	Woodfield Mall	Woodfield Mall, Sp.E-111A	Schaumburg	IL	60173
4	75	Sunrise Mall	5957 Sunrise Mall	Citrus Heights	CA	95610
6	77	Town East Mall	2154 Town East Mall	Mesquite	TX	75150
2	86	Metro Town Square	3642 S. Bristol St.	Santa Ana	CA	92704
2	105	Westminster Mall	1081 Westminster Mall	Westminster	CA	92683
10	107	Altamonte Mall	451 Altamonte Ave., Sp 753	Altamonte Spgs	FL	32701
9	109	Southlake Mall	2233 Southlake Mall	Merrillville	IN	46410
5	111	Metro Center	9617 North Metro Parkway West	Phoenix	AZ	85051
8	113	St. Clair Square	240 St. Clair Square	Fairview Heights	IL	62208
10	116	University Square	2147 University Square Mall	Tampa	FL	33612
3	119	Westfield West Covina	657 Plaza Dr.	West Covina	CA	91790
9	125	Towne East Square	7700 E. Kellogg	Wichita	KS	67207
9	126	North Riverside Park	7501 W. Cermak Rd., Sp. #D9	North Riverside	IL	60546
9	132	Woodland Hills	7021 S. Memorial	Tulsa	OK	74133
5	135	Coronado Center	6600 Menaul Blvd NE, Sp.347	Albuquerque	NM	87110
4	139	Vancouver Mall	8700 NE Vancouver Mall Dr.	Vancouver	WA	98662
8	140	Southlake Mall	1227 Southlake Mall	Morrow	GA	30260
11	143	Woburn Mall	300 Mishawum Rd.	Woburn	MA	01801
8	144	Hickory Hollow Mall	5252 Hickory Hollow Pkwy Suite 144	Antioch	TN	37013
6	146	Ingram Park	6301 North West Loop 410	San Antonio	TX	78238
5	154	Fiesta Mall	2068 Fiesta Mall	Mesa	AZ	85202
5	160	Pearlridge Shpg. Center	234 Pearlridge Center 98-1005 Moanalua Rd, Sp. 109	Aiea	HI	96701
9	161	The Crossroads	6650 S Westnedge Ave. Space 210	Portage	MI	49024
9	162	Lakeside Mall	14600 Lakeside Circle, Unit 2352	Sterling Heights	MI	48313
5	163	The Meadows	4300 Meadows Ln., Sp.2307	Las Vegas	NV	89107
9	168	Chicago Ridge Mall	300 Chicago Ridge Mall	Chicago Ridge	IL	60415
11	169	Holyoke Mall @ Ingleside	50 Holyoke St, Box 10212 Space F-379	Holyoke	MA	01041
8	170	Lynnhaven Parkway	701 Lynnhaven Pkwy, Sp E17	Virginia Beach	VA	23452
6	171	Barton Creek Square	2901 Capitol of Texas Hwy, Sp A13	Austin	TX	78746
2	174	Brea Mall	2062 Brea Mall	Brea	CA	92821
11	178	Broadway Mall	602 Broadway Mall	Hicksville	NY	11801
10	187	Regency Square	9501 Arlington Expwy, Sp.830	Jacksonville	FL	32225
9	190	King of Prussia Plaza	160 N. Gulph Rd. Suite 2039	King of Prussia	PA	19406
11	197	Crossgates Mall	120 Washington Ave., Ext.	Albany	NY	12203
4	198	Arden Fair	1689 Arden Way, Sp.2192	Sacramento	CA	95815

Schedules

3	200	Montclair Plaza	5025A Montclair Plaza Ln.	Montclair	CA	91763
8	202	Springfield Mall	6515 Springfield Mall, Sp 17	Springfield	VA	22150
6	203	Parkdale Mall	200 Parkdale Mall, Unit H-800	Beaumont	TX	77706
9	205	Ross Park Mall	1000 Ross Park Mall Dr.	Pittsburgh	PA	15237
10	206	The Florida Mall	8001 S. Orange Blossom Trail Suite 794	Orlando	FL	32809
3	211	Mall of Victor Valley	14400 Bear Valley Rd, Sp.321	Victorville	CA	92392
8	212	Governor's Square	2801 Guthrie Hwy, Sp 430	Clarksville	TN	37040
4	213	Eastridge Shopping Center	2200 Eastridge Loop Space 1016	San Jose	CA	95122
3	214	Mission Valley	1640 Camino Del Rio North, #155	San Diego	CA	92108
3	215	Plaza Bonita	3030 Plaza Bonita Rd., #2280	National City	CA	91950
3	216	Plaza Camino Real	2525 El Camino Real, Sp. 246	Carlsbad	CA	92008
3	217	Escondido Promenade	1274-A Auto Park Way	Escondido	CA	92029
4	225	Coddingtown Center	278 Coddington Center Sp. E-1	Santa Rosa	CA	95401
10	226	Melbourne Square	1700 W. New Haven Ave, #473	Melbourne	FL	32904
2	227	Northridge Fashion Center	9301 Tampa Ave, Sp 194	Northridge	CA	91324
3	229	Montebello Town Center	1744 Montebello Town Ctr, Sp A127	Montebello	CA	90640
4	230	Mall at Webberstown	4950 Pacific Ave, Sp 235	Stockton	CA	95207
9	231	Walden Galleria	I-90 & Walden Ave, #G209	Buffalo	NY	14225
4	232	Chico Mall	1950 E. 20th St, Sp G-711	Chico	CA	95928
4	237	Solano Mall	1350 Travis Blvd.	Fairfield	CA	94533
10	238	Lakeland Square Mall	3800 N. Highway 98, Rm 182	Lakeland	FL	33809
4	243	Cupertino Square	10123 N. Wolfe Rd, Sp 2028	Cupertino	CA	95014
11	245	Emerald Square Mall	999 S. Washington St.	N.Attleboro	MA	02760
10	246	Cordova Mall	5100 N. 9th Ave, Sp F607	Pensacola	FL	32504
11	247	Greendale Mall	7 Neponset St., Ste 264	Worcester	MA	01606
8	248	Town Center @ Cobb	400 Ernest W.Barrett Pkwy, #253	Kennesaw	GA	30144
2	251	Stonewood Shpg Center	261 Stonewood St, Sp B35	Downey	CA	90241
8	254	Columbia Mall	7201 Two Notch Rd, DU-804	Columbia	SC	29223
3	257	Parkway Plaza	815 Parkway Plaza	El Cajon	CA	92020
3	263	Antelope Valley Mall	1233 West Avenue "P", Sp.323	Palmdale	CA	93551
6	266	Parks at Arlington	3811 S.Cooper, Sp.1076 Box #150145	Arlington	TX	76015
8	270	Marley Station	7900 Ritchie Hwy, Sp. B105	Glen Burnie	MD	21061
8	273	Northwoods Mall	2150 Northwoods Blvd	N.Charleston	SC	29406
8	275	Mid-Rivers Mall	2320 Mid Rivers Mall	St.Peters	MO	63376
4	278	Hilltop Mall	2321 Hilltop Mall Rd, Sp.B-221	Richmond	CA	94806
8	279	Augusta Mall	3450 Wrightsboro Rd, Sp.1170	Augusta	GA	30909
4	280	Stoneridge Mall	1204 Stoneridge Mall Rd., Sp 235	Pleasanton	CA	94588
4	284	Lloyd Center	947 Lloyd Center, Sp.C-108	Portland	OR	97232
8	285	Gwinnett Place	2100 Pleasant Hill Rd, Ste 378	Duluth	GA	30096
2	286	Glendale Galleria	1306 Glendale Galleria	Glendale	CA	91210
3	288	Galleria at Tyler	1220 Galleria @ Tyler, Sp.G2	Riverside	CA	92503
11	293	Crystal Mall	850 Hartford Turnpike, Sp. P222	Waterford	CT	06385
11	295	Pheasant Lane Mall	310 Daniel Webster Hwy, Sp.204	Nashua	NH	03060
11	296	Mall at Rockingham Park	99 Rockingham Park Blvd, Ste 2321	Salem	NH	03079
10	297	Miami International Mall	1455 NW 107th Ave, Sp.876A	Miami	FL	33172
4	298	Clackamas Town Center	2201-12000 SE 82nd Ave, Sp E-213	Portland	OR	97086
11	300	Staten island Mall	2655 Richmond Ave, Sp.1140	Staten Island	NY	10314
10	301	Orlando Fashion Square	3201 E.Colonial Dr, Sp.M4	Orlando	FL	32803
3	303	Valley Plaza Shpg Center	2701 Ming Ave, Sp. 142	Bakersfield	CA	93304
9	304	Rosedale Center	306 Rosedale Center, Sp.S-24	Roseville	MN	55113
11	308	Newport Center	30 Mall Dr. W, Sp B11/B12	Jersey City	NJ	07310
8	310	The Fashion Ctr at Pentagon	1100 S.Hayes St, Sp.Y-6	Arlington	VA	22202
10	312	Orange Park Mall	1910 Wells Rd, Sp.1040	Orange Park	FL	32073

Schedules

5	317	Tucson Mall	4500 N.Oracle Rd, Sp.274	Tucson	AZ	85705
9	320	Fairlane Town Center	18900 Michigan Ave, Sp.M306	Dearborn	MI	48126
8	321	Fairfield Commons	2727 Fairfield Commons	Beaver Creek	OH	45431
6	323	Hulen Mall	4800 S. Hulen St, Sp.242	Fort Worth	TX	76132
8	326	Northgate Mall	9647 Colerain Ave, Sp.48	Cincinnati	OH	45251
9	329	Parmatown Mall	7795 W. Ridgewood Dr	Parma	OH	44129
11	335	Sunrise Mall	1155 Sunrise Mall	Massapequa	NY	11758
6	337	Lakeline Mall	11200 Lakeline Mall Dr, Sp. M17	Cedar Park	TX	78613
2	342	The Block	20 City Blvd. West Bldg. G4, Ste 610	Orange	CA	92868
5	343	Desert Sky Mall	7611 W. Thomas Rd	Phoenix	AZ	85033
4	350	Sun Valley	264 Sun Valley Mall, Space D128	Concord	CA	94520
5	351	Arizona Mills	5000 Arizona Mills Circle Space 224	Tempe	AZ	85282
5	352	Boulevard Mall	3680 Maryland Parkway Sp., 146	Las Vegas	NV	89109
5	355	Chandler Fashion Center	3111 West Chandler Blvd.	Chandler	AZ	85226
9	356	Great Lakes Crossing	4044 Baldwin Road, Sp. 314	Auburn Hills	MI	48326
8	357	Discover Mills	5900 Sugarloaf Pkwy Sp. 458	Lawrenceville	GA	30043
3	358	Ontario Mills	One Mills Circle	Ontario	CA	91764
6	362	Katy Mills	5000 Katy Circle, Space 161	Katy	TX	77494
5	363	Fashion Show Mall	3200 Las Vegas Blvd. Space 2320	Las Vegas	NV	89109
4	364	Oakridge Mall	925 Blossom Hill Rd.Sp. 1553	San Jose	CA	95123
2	365	Santa Anita	400 South Baldwin Ave Suite #706-L	Arcadia	CA	91007
2	366	Irvine Spectrum	83 Fortune Dr #235	Irvine	CA	92618
6	367	The Shops at La Cantera	15900 La Cantera Pkwy Bldg 11, Ste 11095	San Antonio	TX	78256
6	368	Memorial City	852 Memorial City Way	Houston	TX	77024
10	369	Citrus Park	8021 Citrus Park Town Center	Tampa	FL	33625
10	370	Westfield Brandon	355 Brandon Town Center	Brandon	FL	33511
4	371	The Shops at Tanforan	1150 El Camino Real Suite 101	San Bruno	CA	94066
10	372	Countryside	27001 US Highway 19 North, Suite 1063	Clearwater	FL	33761
2	373	Westfield Century City	10250 Santa Monica Blvd., #206	Los Angeles	CA	90067
4	374	San Francisco Centre	865 Market St. Space #314	San Francisco	CA	94103
3	375	Promenade Shops at Dos Lagos	2785 Cabot Drive Suite #152	Corona	CA	92883
11	376	Kings Plaza	5100 Kings Plaza Space #159	Brooklyn	NY	11234
10	377	Coastland	1900 North Tamiami Trail, Space #J-9	Naples	FL	34102
5	379	Miracle Mile	3663 Las Vegas Blvd., Space H125A	Las Vegas	NV	89109
2	380	Fox Hills Mall	294 Fox Hills Mall, Space D003	Culver City	CA	90230
10	381	Coral Square	9133 W. Atlantic Blvd., Space 9553	Coral Springs	FL	33071
5	382	Mandalay Place	3930 Las Vegas Blvd South, Space #104	Las Vegas	NV	89119
10	383	Edison Mall	4125 Cleveland Ave., Space 1700	Fort Myers	FL	33901
10	384	Seminole Town Center	200 Towne Center Circle, Space B-3	Sanford	FL	32771
		Corporate Headquarters	6255 Sunset Boulevard	Los Angeles	CA	90028
		Arizona Distribution Center	5005 S. 40th Street	Phoenix	AZ	85040

Frederick’s of Hollywood Group Inc. - Owned
Movie Star Distribution Center	601-795-6216	217 Highway 11 South	Poplarville	MS	39470
Frederick’s of Hollywood Group Inc. - Leases
Movie Star, Inc. (Corporate Office)	212-779-4700	1115 Broadway, 11th Floor	New York	NY	10010
Movie Star, Inc. (Showroom)	212-779-8300	180 Madison Avenue, Room #1403	New York	NY	10016
Movie Star of Poplarville	601-795-4501	100 Highway 11 North	Poplarville	MS	30470
Movie Star, Philippines	011-632/400-1839	1702 Taft Avenue, Pasay City, 1300	Metro Manila, Philippines
Movie Star, Philippines		KM 23, Barrio, Dolores	Taytay, Rizal

Schedules

Schedule 6.17

ENVIRONMENTAL MATTERS

[None]

Schedules

Schedule 6.18

INSURANCE

1.	National Union Fire Insurance Company Directors, Officers and Private Company Liability Policy No. 695-98-58 held by Company with an aggregate limit of liability of $25,000,000.

2.	National Union Fire Insurance Company Employment Practices Liability Policy No. 695-98-64 held by Company with an aggregate limit of liability of $10,000,000.

3.	National Union Fire Insurance Company of Pittsburgh, Pa. Employee Benefit Plan Fiduciary Liability Policy No. 695-98-72 held by Company with an aggregate limit of liability of $4,000,000.

4.	National Union Fire Insurance Company of Pittsburgh, Pa. Crime Guard Coverage Policy No. 695-98-53 held by Company with a limit of liability of $1,000,000.

5.
American International Specialty Lines Insurance Company Internet Media and Network Security Liability Insurance Policy No. 673-27-53 held by Company and Frederick’s.com with limit of liability for internet media liability of $3,000,000.

6.	The American Guarantee and Liability Insurance Company Commercial General Liability Policy No. CPO 2817541-00, with limit of liability of $2,000,000.

7.	The Zurich American Insurance Company Automobile Liability Policy No. CPO 2817541-00 with limit of liability of $1,000,000.

8.	The American Guarantee and Liability Insurance Company Excess Liability Policy No. UMB 2817542-00 with limit of liability of $3,000,000.

9.	Federal Insurance Company Excess Liability Policy as policy number 7982-0638 with limit of liability of $20,000,000.

10.	Hartford Underwriters Insurance Company/Twin City Insurance Company Workers’ Compensation Insurance Policy No. 72 WE NT5500 (all States other than Hawaii) with limit of liability of $1,000,000.

11.	Hartford Underwriters Insurance Company Workers’ Compensation Insurance Policy No. 72 WB NT 5583 (Hawaii only) with limit of liability of $1,000,000.

12.
Zurich American Insurance Company Property Insurance Policy No. CPO 2817541-00 with limits of liability of $38,171,005 (building and contents), $38,827,005 (inventory), $13,183,274 (loss of income); and $11,083,994 (blanket for Florida and Hawaii).

Schedules

Schedule 6.21

INTELLECTUAL PROPERTY

A. Intellectual Property of FOH Holdings, Inc. and Subsidiaries

Schedules

FREDERICK’S OF HOLLYWOOD, INC.
TRADEMARK SCHEDULE
JANUARY 2008
TRADEMARK	SERIAL NO./ REG. NO.	DATE FILED/ ISSUED	DATE EXPIRES	INT’L CLASS(ES)	DATE OF FIRST USE	STATEMENT OF USE DUE/FILED	OWNER	STATUS
U.S. TRADEMARKS
AN INTIMATE EXPERIENCE	Reg. No. 1,502,644	Issued 8/30/1988	8/30/08	42	8/10/1987	Filed	FOH	Renewal due by 8/30/08.
F (Stylized)	SN 78/602,617	Filed 4/06/2005		3, 6, 8, 9, 11, 14, 16, 18, 20, 21, 22, 24, 25, 28, 30	ITU		FOH
Office Action Response filed 5/2/06.  Further action from USPTO issued 6/4/06.  Response filed 11/27/06.  Response succeeded. Examiner’s Amendment issued by USPTO.  Notice of Publication rec’d.  Mark published 1/16/07.
Opposition filed by The Program Corp. Coexistence agreement negotiated and finalized 11/07. Registration will issue in 2008.

F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	3, 4, 25, 35	6/2000 6/2000	Due 4/4/11-4/4/12	FOH	Affidavit of Continued Use & Incontestability due between 4/4/11-4/4/12. Renewal due by 4/4/16.

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	FOH	Renewal and Continued Use Decl. filed 1/10/07. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977	2/8/17	25	3/1946	Filed	FOH	Renewal due by 2/8/07. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16	26	3/1946	Filed	FOH	Renewal due by 11/9/06. Renewal documentation filed and accepted by PTO. Registration renewed for 10 years.

FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	FOH	Renewal documentation filed and accepted by PTO. Notice of Acceptance received. Registration renewed for 10 years.

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/08	25	1946	Filed	FOH	Renewal due by 7/22/08.

FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/12	25	1946	Filed	FOH	Renewal due by 2/4/12.

Schedules

FREDERICK’S OF HOLLYWOOD (& Design)	Reg. No. 2,587,042	Issued 7/2/2002	7/2/12	25, 26, 35	2/13/1998	Due 7/2/07-7/2/08	FOH	Affidavit of Continued Use & Incontestability due between 7/2/07-7/2/08. Renewal due by 7/2/12.
FREDERICK’S OF HOLLYWOOD (Stylized)	SN 76/558,775	Filed 11/10/2003		3, 4, 14, 18, 28	ITU		FOH	Statement of Use filed; registration will issue in 2008.
FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Due 3/15/10-3/15/11	FOH	Affidavit of Continued Use & Incontestability due between 3/15/10-3/15/11. Renewal due by 3/15/15.
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/10	42	3/1946	Filed	FOH	Renewal due by 12/11/10.
FREDERICKS.COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/10	35	8/11/1995	Filed	FOH	Affidavit of Continued Use & Incontestability filed Renewal due by 11/14/10.
GET CHEEKY & Design	SN 76/558777	Filed		25	7/2002		FOH	Approved for publication 1/2/08..
PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	SN 77/167,006	Filed 4/26/07		25	12/1/06 12/1/06		FOH	Application filed.
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/06	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	FOH	Affidavit of Continued Use & Incontestability due between 11/1/11 – 10/31/12. Renewal due by 10/31/16.
THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/06	10/17/16	35	6/2003 6/2003	10/18/11 10/17/12	FOH	Affidavit of Continued Use & Incontestability due between 10/18/11-10/17/12.Renewal due by 10/17/16.
STATE (CA)
FREDERICK’S	Reg. No. CA 4368	Issued 4/30/1976	4/30/2016	35	3/1946	N/A	FOH	Renewal filed and accepted. Next renewal due by 4/30/16.
INTERNATIONAL TRADEMARKS
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Prefiling No. 03502129 Reg. No. 1111916	Issued 4/27/07	5/4/16	25, 35			FOH	Registration issued 4/27/07.

Schedules

CANADA

FREDERICK’S (Stylized)	Reg. No. 231,551	Issued 1/19/1979	1/19/09		FOH	Renewal due by 1/19/09.
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/11		FOH	Renewal due by 5/29/11.
FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/09		FOH	Renewal due by 4/15/09.
CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006		25	FOH	Application filed. Notification of Receipt for Trademark Application received.
FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342299	5/11/2006		35	FOH	Application filed. Notification of Receipt for Trademark Application received.
EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	4/17/2007	5/4/2016	3, 25, 35	FOH	Registration issued 4/17/07.
FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/17/08	25	FOH	Renewal due by 9/17/08.
TAIWAN
FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	9/1/11		FOH	Renewal due by 9/1/11
FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	10/1/11		FOH	Renewal due by 10/1/11

Schedules

Copyrights

1.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	March 26, 1991
	REGISTRATION NUMBER:	TX-3-055-731
	CREATED:	1991
	PUBLICATION DATE:	February 25, 1991
	NEW MATTER:	New textual and pictorial material and compilation of previous publication material.
	NOTES:	Catalog
	PREVIOUS REGISTRATION:	Prev. reg.

2.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	May 29, 1987
	REGISTRATION NUMBER:	TX-2-083-789
	PUBLICATION DATE:	December 1, 1986
	NEW MATTER:	compilation and additions
	REGISTRATION DEPOSIT:	61 p.

3.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 20, 1991
	REGISTRATION NUMBER:	TX-3-068-104
	ISSUE:	Vol. 59, Issue No. 334
	PUBLICATION DATE:	June 6, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242.
	MISCELLANEOUS:	Issue ti.: Summer fashion sale.

4.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 15, 1991
	REGISTRATION NUMBER:	TX-3-083-055
	ISSUE:	Vol. No. 73, issue no. 362
	PUBLICATION DATE:	March 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood.
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242.

5.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 27, 1992
	REGISTRATION NUMBER:	TX-3-229-421
	ISSUE:	Vol. 76, issue no. 369
	PUBLICATION DATE:	November 25, 1991
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

6.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24, 1992
	REGISTRATION NUMBER:	TX-3-353-063
	ISSUE:	Vol. 79, issue no. 373
	PUBLICATION DATE:	March 30, 1992
	NEW MATTER:	additions and compilation.
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

7.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 14, 1992
	REGISTRATION NUMBER:	TX-3-445-761
	ISSUE:	Vol. 81, issue no. 378
	PUBLICATION DATE:	August 10, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience Description based on: Vol. 34, issue no. 242

8.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	February 9, 1993
	REGISTRATION NUMBER:	TX-3-468-373
	ISSUE:	Vol. 81, issue no. 379
	PUBLICATION DATE:	September 14, 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

9.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	January 11, 1993
	REGISTRATION NUMBER:	TX-3-458-894
	ISSUE:	Vol. 82, no. 380
	PUBLICATION DATE:	October 29; 1992
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An. Intimate Experience Description based on: Vol. 34, issue no. 242

10.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 22, 1993
	REGISTRATION NUMBER:	TX-3-504-897
	ISSUE:	Vol. 83, no. 381
	PUBLICATION DATE:	February 25, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162.0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

Schedules

11.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 23, 1993
	REGISTRATION NUMBER:	TX-3-589-965
	ISSUE:	Vol. 84; issue no. 383
	PUBLICATION DATE:	April 5, 1993
	NEW MATTER:	additions and compilation
	PUBLICATION DATE:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

12.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 8, 1993
	REGISTRATION NUMBER:	TX-M40-936
	ISSUE:	Vol. 84, issue no. 384
	PUBLICATION DATE:	May 10, 1993
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency varies. Subtitle on later issues: An Intimate Experience. Description based on: Vol. 34, issue no. 242

13.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-818
	PUBLICATION DATE:	November 27, 1989
	NOTES:	Catalog

14.	CLASS:	TX (Textual Works).
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-819
	CREATED:	1989
	PUBLICATION DATE:	June 4, 1990
	NOTES:	Catalog

15.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-894-820
	PUBLICATION DATE:	July 9, 1990
	NOTES:	Catalog

Schedules

16.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	December 17, 1990
	REGISTRATION NUMBER:	TX-2-973-520
	PUBLICATION DATE:	November 26, 1990
	NEW MATTER:	additions and compilation
	NOTES:	Catalog

17.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 1, 1987
	REGISTRATION NUMBER:	TX-2-095-037
	ISSUE:	Vol. 51, issue no. 317
	PUBLICATION DATE:	August 11, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Spectacular! 40th anniversary of beauty and fashion

18.	APPLICATION TITLE:	Summer fashion sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-277-414
	ISSUE:	Vol. no. 54, issue no. 325
	PUBLICATION DATE:	July 13, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7500

19.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1988
	REGISTRATION NUMBER:	TX-2-282-497
	ISSUE:	Vol. no. 55, issue no. 326
	PUBLICATION DATE:	August 10, 1987
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 7600. Issue ti.: Frederick’s of Hollywood, an Intimate Experience.

20.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 18, 1988
	REGISTRATION NUMBER:	TX-2-374-563
	ISSUE:	Vol. no. 51, issue no. 318
	PUBLICATION DATE:	September 15;1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6700. Issue ti.: Christmas magic.

Schedules

21.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 9, 1988
	REGISTRATION NUMBER:	TX-2-364-387
	ISSUE:	Vol. no. 51, issue no. 319
	PUBLICATION DATE:	October 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 6800. Issue ti.: Christmas as special as you!

22.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-525-172
	ISSUE:	Vol. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 8800. Issue ti.: Happy holidays!

23.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 29, 1989
	REGISTRATION NUMBER:	TX-2-675-429, TX-2-533-225
	ISSUE:	Vol. 61, issue no. 339
	PUBLICATION DATE:	November 28, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Version no. 9100. Issue ti.: Sale.

24.	APPLICATION TITLE:	Happy Holidays!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 31, 1989
	REGISTRATION NUMBER:	TX-2-675-597
	ISSUE:	Vol. no. 60, issue no. 338
	PUBLICATION DATE:	October 17, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

25.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 22, 1988
	REGISTRATION NUMBER:	TX-2-759-322
	ISSUE:	Vol. 60, no. 337
	PUBLICATION DATE:	September 12, 1988
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

Schedules

26.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 18, 1989
	REGISTRATION NUMBER:	TX-2-727-721
	ISSUE:	Vol. 62, no. 340
	PUBLICATION DATE:	January 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242
	MISCELLANEOUS:	(C. O. corres.)

27.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	August 9, 1990
	REGISTRATION NUMBER:	TX-2-883-506
	ISSUE:	Vol. 65, no. 348
	PUBLICATION DATE:	October 16, 1989
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34; issue no. 242

28.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	April 11, 1978
	REGISTRATION NUMBER:	TX-48-091
	ISSUE:	Vol. 32, issue no. 217
	PUBLICATION DATE:	December 5, 1977
	IN NOTICE YEAR:	1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32; issue no. 217, December 5, 1977
	MISCELLANEOUS:	Issue ti.: Save.

29.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 24,1978
	REGISTRATION NUMBER:	TX-72-624
	ISSUE:	Vol. 32, no. 218
	PUBLICATION DATE:	January 20, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: The Label makes the difference.

Schedules

30.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-205-088
	ISSUE:	Vol. 32, issue no. 226
	PUBLICATION DATE:	September 15, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Be wildly romantic!!!

31.	APPLICATION TITLE:	Frederick’s on sale.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 7, 1979
	REGISTRATION NUMBER:	TX-203-347
	ISSUE:	Vol. 33, no. 228
	PUBLICATION DATE:	December 5, 1978
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

32.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 8, 1979
	REGISTRATION NUMBER:	TX-204-564
	ISSUE:	Vol. 33, no. 229
	PUBLICATION DATE:	January 18, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.

33.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 1, 1979
	REGISTRATION NUMBER:	TX-356-662
	ISSUE:	Vol. 33, no. 233
	PUBLICATION DATE:	June 6, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Better buy now! Save now, save now

34.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 29, 1979
	REGISTRATION NUMBER:	TX-354-315
	ISSUE:	Vol. 33, issue no. 235
	PUBLICATION DATE:	August 1, 1979
	NEW MATTER:	editorial comment and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0016-0520 = Freedom at issue.
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: How to get your man and keep him!

Schedules

35.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 15, 1983
	REGISTRATION NUMBER:	TX-1-152-466
	ISSUE:	Vol. 36, issue no. 266
	PUBLICATION DATE:	additions and compilations
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale, sale, sale, buy now!: It’s worth every thrill.

36.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	September 29, 1983
	REGISTRATION NUMBER:	TX-1-237-999
	ISSUE:	Vol. 40, issue no. 279
	PUBLICATION DATE:	September 15, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Fall fantasies for you and your lover. (C. O. corres.)

37.	APPLICATION TITLE:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 2, 1984
	REGISTRATION NUMBER:	TX-1-380-803
	ISSUE:	Vol. 38, issue no. 276
	PUBLICATION DATE:	June 10, 1983
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sultry summer savings!

38.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-706-524
	ISSUE:	Vol. 38, issue no. 291
	PUBLICATION DATE:	September 17, 1984
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: The Glamour of Hollywood holidays is yours! : catalog no. 4601.

39.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-733-066
	ISSUE:	Vol. 40, issue no. 298
	PUBLICATION DATE:	January 18, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sizzling sexy.

Schedules

40.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 2, 1985
	REGISTRATION NUMBER:	TX-1-713-998
	ISSUE:	Vol. 42, issue no. 301
	PUBLICATION DATE:	June 10, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Sale-a-brate : catalog no. 5401.

41.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30, 1986
	REGISTRATION NUMBER:	TX-1-846-894
	ISSUE:	Vol. 47, no. 310
	PUBLICATION DATE:	December 9, 1985
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242

42.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	May 30;1986
	REGISTRATION NUMBER:	TX-1-838-969
	ISSUE:	Vol. 48, issue no. 311
	PUBLICATION DATE:	January 20, 1986
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242 Issue ti.: The Best kept secrets of sex appeal.

43.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 4, 1978
	REGISTRATION NUMBER:	TX-485-679
	ISSUE:	Vol. 32, issue no. 224
	PUBLICATION DATE:	August 1, 1978
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Action! Take, love! thrills! ecstasy! (C.O. corres.)

44.	APPLICATION TITLE:	Break out .. . the news . now!
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 5, 1979
	REGISTRATION NUMBER:	TX-396-541
	ISSUE:	Vol. 33, issue no. 231

Schedules

	ISSUE DATE:	July 10, 1979
	PUBLICATION DATE:	April 11, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	(C.O. corres.)

45.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	November 30;1979
	REGISTRATION NUMBER:	TX-419-642
	ISSUE:	Vol. 33, issue no. 237
	PUBLICATION DATE:	September 21, 1979
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 32, issue no. 217, December 5, 1977.
	MISCELLANEOUS:	Issue ti.: Frederick’s special report, how to do it for the holidays. (C.O. corres.)

46.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 16, 1980
	REGISTRATION NUMBER:	TX-509-248
	ISSUE:	Vol. 34, issue no. 239
	PUBLICATION DATE:	December 5, 1979
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Better buy now! : Sale, more for less.

47.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	July 18, 1980
	REGISTRATION NUMBER:	TX-511-877
	ISSUE:	Vol. 34, issue no. 240
	PUBLICATION DATE:	January 21, 1980
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Summer love : how to get it by spring.

48.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	December 29, 1980
	REGISTRATION NUMBER:	TX-646-970
	ISSUE:	Vol. 34, issue no. 248
	PUBLICATION DATE:	September 23, 1980
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Follow me, surrender to Frederick’s.

Schedules

49.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 5, 1981
	REGISTRATION NUMBER:	TX-641-660
	ISSUE:	Vol. 35, issue no. 251
	PUBLICATION DATE:	January 23, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: I’ve got my man! You deserve yours!

50.	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	June 8, 1981
	REGISTRATION NUMBER:	TX-707-738
	ISSUE:	Vol. 35, issue no. 253
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	photos and artwork
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Show off now!

51.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 22, 1981
	REGISTRATION NUMBER:	TX-852-256
	ISSUE:	Vol. 35, issue no. 255
	PUBLICATION DATE:	June 5, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	(C.O. corres.)

52.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-895-688
	ISSUE:	Vol. 35, issue no. 257
	PUBLICATION DATE:	August 1, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Just imagine, a new sexier you! (C.O. corres.)

53.	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood, employer for hire.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	March 17, 1982
	REGISTRATION NUMBER:	TX-872-313
	ISSUE:	Vol. 35, issue no. 259
	PUBLICATION DATE:	September 15, 1981
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	IMPRINT:	Hollywood: Frederick’s of Hollywood
	ISSN NUMBER:	0162-0401 = Frets
	NOTES:	Frequency unknown. Description based on: Vol. 34, issue no. 242
	MISCELLANEOUS:	Issue ti.: Don’t miss it.

Schedules

54.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Crédit Agricole Indosuez
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1990
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

55.	APPLICATION TIME:	Intimate details by Frederick’s of Hollywood.
	APPLICATION AUTHOR:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	CLASS:	TX (Textual Works)
	REGISTRATION DATE:	October 24, 1990
	ISSUE:	Vol. 1, issue no. 1
	PUBLICATION DATE:	September 19, 1990
	NEW MATTER:	additions and compilation
	PUB FREQUENCY:	Other
	NOTES:	Frequency unknown.

56.	OWNER:	Private Moments, Inc.
	APPLICATION AUTHOR:	New textual and pictorial material; Private Moments, employer for hire.
	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	September 23, 1982
	REGISTRATION NUMBER:	TX-1-085-885
	PUBLICATION DATE:	September 17, 1982
	NEW MATTER:	“new textual and pictorial material.”
	REGISTRATION DEPOSIT:	23 p.
	IMPRINT:	Los Angeles : Private Moments, c1982.
	MISCELLANEOUS:	C.O. corres.

57.	CLASS:	TX (Textual Works)
	RETRIEVAL CODE:	B (Monographic Works of a Non-dramatic Literary Nature)
	STATUS:	Registered
	REGISTRATION DATE:	June 1, 1987
	PUBLICATION DATE:	February 23, 1987
	NEW MATTER:	additions and compilation

58.	PARTY OF THE FIRST:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood.
	PARTY OF THE SECOND:	Hollywood Mail Order Corporation d.b.a. Frederick’s of Hollywood
	DOCUMENT TYPE:	Assignment of Copyright
	REGISTRATION DATE:	1987
	EXECUTED:	September 29, 1997
	RECORDED DATE:	October 9, 1997
	NOTES:	Frederick’s of Hollywood: grab bag special sale (catalog) and 131 other titles. Subsidiary intellectual property security agreement.
	MICROFILM:	V003405 P125

Schedules

Domain Names

Domain Name	Renewal Date
FOHINC.BIZ	5/16/2009
FOH-INC.COM	5/17/2009
FOHINC.INFO	5/17/2009
FOHINC.MOBI	5/17/2009
FOHINC.NET	5/17/2009
FOHINC.ORG	5/17/2009
FOHINC.US	5/16/2009
FREDERICKOFHOLLYWOODLINGERIE.COM	1/9/2009
FREDERICKSHOLLYWOOD.COM	1/9/2010
FREDERICKSOFHOLLYWOOD.NET	12/6/2008
FREDERICKSOFHOLLYWOOD.ORG	12/6/2008
FREDERICKSOFHOLLYWOODLINGERIE.COM	5/17/2009
FREDRICKHOLLYWOOD.COM	8/29/2009
FREDRICKOFHOLYWOOD.COM	9/10/2009
FREDRICKSCLOTHING.COM	9/10/2009
FREDRICKSDESIGN.COM	2/4/2009
FREDRICKSINHOLLYWOOD.COM	9/10/2009
FREDRICKSLINGERIE.COM	9/10/2009
FREDRICKSOFHOLLYWOOD.COM	5/11/2009
FREDRICKS-OF-HOLLYWOOD.COM	12/27/2008
FREDRICKSOFHOLLYWOOD.NET	12/27/2008
FREDRICKSOFHOLLYWOODLINGERIE.COM	9/10/2009
FREDRICKSOFHOLYWOOD.COM	2/4/2009
HOLLYWOODNAUGHTYKNICKERS.COM	11/14/2008
HOLLYWOODTRIPLEFEATURE.COM	8/22/2008
HOLLYWOODTRIPLETHREAT.COM	3/27/2010
SEDUCTIONBYFREDERICKS.COM	8/22/2008
SEDUCTIONBYFREDERICKSOFHOLLYWOOD.COM	8/22/2008
SUPERSTARSALE.COM	4/30/2009
TRIPLEFEATUREBRA.COM	8/22/2008
WWWFREDERICKS.COM	2/6/2009
WWWFREDRICKS.COM	2/6/2009
fredericksofhollywood.com	10/22/2008
Brapower.com	4/4/20012
getcheeky.com	3/1/2012
hollywoodlorise.com	4/9/2012
hollywoodlowrise.com	4/9/2012
premiereline.com	8/30/2010

Schedules

Host Names (at Data Return)	No expiration
Mail.fredericks.com
intranet.fredericks.com
manager.fredericks.com
stageweb.fredericks.com
origin.fredericks.com
emails.fredericks.com

Schedules

B. Intellectual Property of Frederick’s of Hollywood Group Inc.

Trademark	Database	Status	Class	Owner Name
KNICKERS BY CINEMA ETOILE	U.S. Federal	PUBLISHED (PENDING)	25	MOVIE STAR, INC.
CINEMA STUDIO	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
NIGHT MANEUVERS	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
THE BOUDOIR COLLECTION	U.S. Federal	PUBLISHED (PENDING) Intent to Use	25	MOVIE STAR, INC.
LIQUID SATIN	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARDUST	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARCREST	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
M.T.B MEANT TO BE	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
SEDUCTIVE WEAR BY CINEMA ETOILE	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
SEDUCTIVE WEAR	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
COMFY COZY	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
NIGHT MAGIC	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
PRIVATE PROPERTY	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
HEATHER NICOLE	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CINEJOUR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
REAL SHAPES	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
COURT STREET	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
STARRY NITES	U.S. Federal	REGISTERED	25	MOVIE STAR, INC.
PAM UNDIES	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CINEMA ETOILE	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
SWEET-TOPS	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
CUDDL'FORM	U.S. Federal	RENEWED (REGISTERED)	25	MOVIE STAR, INC.
MOVIE STAR	U.S. State	RENEWED PR	25	MOVIE STAR INC

Schedules

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Trademark	KNICKERS BY CINEMA ETOILE
Full Text Translation	THE ENGLISH TRANSLATION OF THE FRENCH WORDING "CINEMA ETOILE" IS "MOVIE STAR."
Trademark Translation	MOVIE STAR
Design Type	BLOCK LETTERS
Database	U.S. Federal
Application Number	77122917
Status	REGISTERED (Registration Number: 3,373,701)
Status According to PTO	(819) SU - REGISTRATION REVIEW COMPLETE
USPTO Status Date	14-DEC-2007
Application Date	06-MAR-2007
Published	31-JUL-2007
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S PANTIES
International Class	International Class: 25 First Used: 25-SEP-2007 In Commerce: 25-SEP-2007
Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Other U.S. Registrations	0690969, 1209847, 2228727 AND OTHERS
Reference Number	10623
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Domestic Representative	HOWARD N. ARONSON
Disclaims	"KNICKERS"
History
14-DEC-2007 LAW OFFICE REGISTRATION REVIEW COMPLETED
05-DEC-2007 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
30-NOV-2007 STATEMENT OF USE PROCESSING COMPLETE
15-NOV-2007 USE AMENDMENT FILED
15-NOV-2007 TEAS STATEMENT OF USE RECEIVED
23-OCT-2007 NOTICE OF ALLOWANCE-MAILED
31-JUL-2007 PUBLISHED FOR OPPOSITION
11-JUL-2007 NOTICE OF PUBLICATION
28-JUN-2007 LAW OFFICE PUBLICATION REVIEW COMPLETED
21-JUN-2007 APPROVED FOR PUB - PRINCIPAL REGISTER
20-JUN-2007 EXAMINER'S AMENDMENT ENTERED
20-JUN-2007 NOTIFICATION OF EXAMINERS AMENDMENT E-MAILED
20-JUN-2007 EXAMINERS AMENDMENT E-MAILED
20-JUN-2007 EXAMINERS AMENDMENT -WRITTEN
19-JUN-2007 ASSIGNED TO EXAMINER
04-MAY-2007 APPLICANT AMENDMENT PRIOR TO EXAMINATION - ENTERED
04-MAY-2007 ASSIGNED TO LIE
10-APR-2007 TEAS PRELIMINARY AMENDMENT RECEIVED
09-MAR-2007 NEW APPLICATION ENTERED IN TRAM

Schedules

Image
Trademark	CINEMA STUDIO
Design Type	BLOCK LETTERS
Database	U.S. Federal
Application Number	78817910
Registration Number	3309506
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	09-OCT-2007
Application Date	17-FEB-2006
Published	28-NOV-2006
Registration Date	09-OCT-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLL PAJAMAS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES IN THE NATURE OF BRASSIERES OFSMALLER DESIGN, PANTIES, BUSTIERS, BABYDOLL PAJAMA SETS COMPRISED OF TOPS AND PANTIES, AND TWO PIECE PAJAMA SETS COMPRISED OF TOPS AND SHORTS

International Class	International Class: 25 First Used: 25-JAN-2007 In Commerce: 25-JAN-2007
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Other U.S. Registrations	1209847
Reference Number	9897
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE, NY 10583
Domestic Representative	HOWARD N. ARONSON
History
09-OCT-2007 REGISTERED-PRINCIPAL REGISTER
06-SEP-2007 LAW OFFICE REGISTRATION REVIEW COMPLETED
06-SEP-2007 ASSIGNED TO LIE
30-JUL-2007 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
26-JUN-2007 STATEMENT OF USE PROCESSING COMPLETE
15-MAR-2007 USE AMENDMENT FILED
15-MAR-2007 TEAS STATEMENT OF USE RECEIVED
20-FEB-2007 NOTICE OF ALLOWANCE-MAILED
28-NOV-2006 PUBLISHED FOR OPPOSITION
08-NOV-2006 NOTICE OF PUBLICATION
03-OCT-2006 LAW OFFICE PUBLICATION REVIEW COMPLETED
18-SEP-2006 ASSIGNED TO LIE
02-SEP-2006 APPROVED FOR PUB - PRINCIPAL REGISTER
26-AUG-2006 TEAS/EMAIL CORRESPONDENCE ENTERED
25-AUG-2006 CORRESPONDENCE RECEIVED IN LAW OFFICE
25-AUG-2006 TEAS RESPONSE TO OFFICE ACTION RECEIVED
09-AUG-2006 NON-FINAL ACTION E-MAILED
09-AUG-2006 NON-FINAL ACTION WRITTEN
08-AUG-2006 ASSIGNED TO EXAMINER
24-FEB-2006 NEW APPLICATION ENTERED IN TRAM

Schedules

Trademark	NIGHT MANEUVERS
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76510138
Registration Number	2977356
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	26-JUL-2005
Application Date	28-APR-2003
Allowance Filed	02-NOV-2004
Published	10-AUG-2004
Registration Date	26-JUL-2005
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS

International Class	International Class: 25 First Used: 31-JAN-2004 In Commerce: 31-JAN-2004
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
26-JUL-2005 REGISTERED-PRINCIPAL REGISTER
31-MAY-2005 LAW OFFICE REGISTRATION REVIEW COMPLETED
31-MAY-2005 ASSIGNED TO LIE
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
14-MAY-2005 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
12-MAY-2005 STATEMENT OF USE PROCESSING COMPLETE
14-APR-2005 USE AMENDMENT FILED
14-APR-2005 TEAS STATEMENT OF USE RECEIVED
14-APR-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
02-NOV-2004 NOTICE OF ALLOWANCE-MAILED
10-AUG-2004 PUBLISHED FOR OPPOSITION
21-JUL-2004 NOTICE OF PUBLICATION
10-JUN-2004 APPROVED FOR PUB - PRINCIPAL REGISTER
15-MAR-2004 CORRESPONDENCE RECEIVED IN LAW OFFICE
15-MAR-2004 PAPER RECEIVED
15-SEP-2003 NON-FINAL ACTION MAILED
13-SEP-2003 ASSIGNED TO EXAMINER

Schedules

Trademark	THE BOUDOIR COLLECTION
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76510139
Status	PUBLISHED (PENDING) Intent to Use
Status According to PTO	(688) NOTICE OF ALLOWANCE – ISSUED
USPTO Status Date	15-JAN-2008
Application Date	28-APR-2003
Published	23-OCT-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS

Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"COLLECTION"
History
15-JAN-2008 NOTICE OF ALLOWANCE-MAILED
23-OCT-2007 PUBLISHED FOR OPPOSITION
03-OCT-2007 NOTICE OF PUBLICATION
17-SEP-2007 LAW OFFICE PUBLICATION REVIEW COMPLETED
15-SEP-2007 APPROVED FOR PUB - PRINCIPAL REGISTER
04-SEP-2007 LIE CHECKED SUSP - TO ATTY FOR ACTION
30-JAN-2007 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
30-JAN-2007 ASSIGNED TO LIE
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUL-2006 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
10-DEC-2005 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
31-MAY-2005 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
29-NOV-2004 REPORT COMPLETED SUSPENSION CHECK CASE STILL SUSPENDED
27-MAY-2004 LETTER OF SUSPENSION MAILED
15-MAR-2004 CORRESPONDENCE RECEIVED IN LAW OFFICE
15-MAR-2004 PAPER RECEIVED
15-SEP-2003 NON-FINAL ACTION MAILED
13-SEP-2003 ASSIGNED TO EXAMINER

Schedules

Trademark	LIQUID SATIN
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76271929
Registration Number	2738152
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	15-JUL-2003
Application Date	18-JUN-2001
Allowance Filed	01-OCT-2002
Published	09-JUL-2002
Registration Date	15-JUL-2003
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) CLOTHING MADE IN WHOLE OR SIGNIFICANT PART OF SATIN, NAMELY, DAYWEAR, NAMELY, SLIPS, PANTIES, BRASSIERES, BODYSUITS, GARTER BELTS, BUSTIERS, CAMISOLES, TWO PIECE CROP TOP SETS; SEDUCTIVE WEAR, NAMELY, PEIGNOIR ENSEMBLES, TEDDIES,BABYDOLLS; LOUNGEWEAR, ROBES, SLEEPWEAR, PAJAMAS, NIGHTGOWNS

International Class	International Class: 25 First Used: JAN-2003 In Commerce: JAN-2003
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"SATIN"
History
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
15-JUL-2003 REGISTERED-PRINCIPAL REGISTER
22-MAY-2003 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
22-MAY-2003 ASSIGNED TO EXAMINER
19-MAY-2003 STATEMENT OF USE PROCESSING COMPLETE
25-MAR-2003 USE AMENDMENT FILED
28-MAR-2003 PAPER RECEIVED
01-OCT-2002 NOTICE OF ALLOWANCE-MAILED
09-JUL-2002 PUBLISHED FOR OPPOSITION
19-JUN-2002 NOTICE OF PUBLICATION
04-MAR-2002 APPROVED FOR PUB - PRINCIPAL REGISTER
18-OCT-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
05-SEP-2001 NON-FINAL ACTION MAILED
30-AUG-2001 ASSIGNED TO EXAMINER

Schedules

Trademark	STARDUST
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76218587
Registration Number	2546914
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	12-MAR-2002
Application Date	05-MAR-2001
Published	18-DEC-2001
Registration Date	12-MAR-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLL PAJAMAS, CHEMISES, AND NEGLIGEES

International Class	International Class: 25 First Used: NOV-1942 In Commerce: NOV-1942
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0319172, 0416187
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
23-MAR-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-MAR-2002 REGISTERED-PRINCIPAL REGISTER
18-DEC-2001 PUBLISHED FOR OPPOSITION
28-NOV-2001 NOTICE OF PUBLICATION
02-JUL-2001 APPROVED FOR PUB - PRINCIPAL REGISTER
28-JUN-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
28-JUN-2001 EXAMINER'S AMENDMENT MAILED
26-JUN-2001 ASSIGNED TO EXAMINER

Schedules

Trademark	STARCREST
Cross References	STAR CREST
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	76218586
Registration Number	2546913
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	12-MAR-2002
Application Date	05-MAR-2001
Published	18-DEC-2001
Registration Date	12-MAR-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLLS PAJAMAS, CHEMISES, AND NEGLIGEES

International Class	International Class: 25 First Used: MAR-1941 In Commerce: MAR-1941
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0390611
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
23-MAR-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
18-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-MAR-2002 REGISTERED-PRINCIPAL REGISTER
18-DEC-2001 PUBLISHED FOR OPPOSITION
28-NOV-2001 NOTICE OF PUBLICATION
02-JUL-2001 APPROVED FOR PUB - PRINCIPAL REGISTER
28-JUN-2001 CORRESPONDENCE RECEIVED IN LAW OFFICE
28-JUN-2001 EXAMINER'S AMENDMENT MAILED
26-JUN-2001 ASSIGNED TO EXAMINER

Schedules

Image
Trademark	M.T.B MEANT TO BE
Cross References	MTB MEANT TO BE
Design Type	WORD AND DESIGN
Database	U.S. Federal
Application Number	75747987
Registration Number	2428946
Status	REGISTERED
Affidavit Section	REGISTERED – SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	02-MAR-2007
Status According to PTO	(702) SECTION 8 & 15 – ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	02-MAR-2007
Application Date	12-JUL-1999
Allowance Filed	06-JUN-2000
Published	14-MAR-2000
Declaration Approved	17-NOV-2000
Registration Date	13-FEB-2001
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) CLOTHING, NAMELY, LOUNGEWEAR, AND SLEEPWEAR
International Class	International Class: 25 First Used: 07-MAR-2000 In Commerce: 07-MAR-2000
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE, NY 10583
Design Codes	260337 OVALS THAT ARE COMPLETELY OR PARTIALLY SHADED 260331 OVALS CONTAINING ONLY LETTERS OR NUMERALS 310501 SMALL INCONSPICUOUS DESIGN ELEMENTS AS PUNCTUATION 310513 INCONSPICUOUS CIRCLES
History
02-MAR-2007 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
23-FEB-2007 ASSIGNED TO PARALEGAL
03-JAN-2007 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
03-JAN-2007 TEAS SECTION 8 & 15 RECEIVED
03-JAN-2007 APPLICANT/CORRESPONDENCE CHANGES (NON-RESPONSIVE) ENTERED
03-JAN-2007 TEAS CHANGE OF OWNER ADDRESS RECEIVED
30-NOV-2006 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
13-FEB-2001 REGISTERED-PRINCIPAL REGISTER
17-NOV-2000 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
16-NOV-2000 ASSIGNED TO EXAMINER
31-AUG-2000 STATEMENT OF USE PROCESSING COMPLETE
31-AUG-2000 USE AMENDMENT FILED
06-JUN-2000 NOTICE OF ALLOWANCE-MAILED
14-MAR-2000 PUBLISHED FOR OPPOSITION
11-FEB-2000 NOTICE OF PUBLICATION
10-JAN-2000 APPROVED FOR PUB - PRINCIPAL REGISTER
26-NOV-1999 CORRESPONDENCE RECEIVED IN LAW OFFICE
02-NOV-1999 NON-FINAL ACTION MAILED
29-OCT-1999 ASSIGNED TO EXAMINER

Schedules

Trademark	SEDUCTIVE WEAR BY CINEMA ETOILE
Full Text Translation	THE ENGLISH TRANSLATION OF "CINEMA ETOILE" IS "MOVIE STAR".
Trademark Translation	SEDUCTIVE WEAR BY MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75450326
Registration Number	2228727
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 15 ACKNOWLEDGED
Affidavit Date	23-DEC-2004
Status According to PTO	(701) SECTION 8 – ACCEPTED
USPTO Status Date	22-DEC-2004
Application Date	16-MAR-1998
Published	08-DEC-1998
Registration Date	02-MAR-1999
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS
International Class	International Class: 25 First Used: 15-JUN-1995 In Commerce: 15-JUN-1995
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Other U.S. Registrations	0690969, 1190788, 1209847
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"WEAR"
History
16-JUL-2007 CASE FILE IN TICRS
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
01-FEB-2006 TEAS CHANGE OF CORRESPONDENCE RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
23-DEC-2004 REGISTERED - SEC. 15 ACKNOWLEDGED
26-NOV-2004 REGISTERED - SEC. 15 AFFIDAVIT FILED
22-DEC-2004 REGISTERED - SEC. 8 (6-YR) ACCEPTED
26-NOV-2004 REGISTERED - SEC. 8 (6-YR) FILED
26-NOV-2004 PAPER RECEIVED
02-MAR-1999 REGISTERED-PRINCIPAL REGISTER
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
13-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
05-OCT-1998 EXAMINER'S AMENDMENT MAILED
01-OCT-1998 NON-FINAL ACTION MAILED
24-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	SEDUCTIVE WEAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75451337
Registration Number	2228739
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	23-DEC-2004
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	23-DEC-2004
Application Date	16-MAR-1998
Published	08-DEC-1998
Registration Date	02-MAR-1999
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS
International Class	International Class: 25 First Used: 15-JUN-1995 In Commerce: 15-JUN-1995
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	"WEAR"
History
18-JUL-2007 CASE FILE IN TICRS
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
25-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
23-DEC-2004 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
26-NOV-2004 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
26-NOV-2004 PAPER RECEIVED
02-MAR-1999 REGISTERED-PRINCIPAL REGISTER
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
13-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
05-OCT-1998 EXAMINER'S AMENDMENT MAILED
01-OCT-1998 NON-FINAL ACTION MAILED
24-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	COMFY COZY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	75435351
Registration Number	2582551
Status	REGISTERED
Status According to PTO	(700) REGISTERED
USPTO Status Date	18-JUN-2002
Application Date	17-FEB-1998
Allowance Filed	02-MAR-1999
Published	08-DEC-1998
Declaration Approved	23-MAR-2002
Extension Approved	13-SEP-2001
Registration Date	18-JUN-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) SLEEPWEAR
International Class	International Class: 25 First Used: 04-FEB-2002 In Commerce: 04-FEB-2002
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
19-NOV-2007 CASE FILE IN TICRS
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
26-MAY-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
18-JUN-2002 REGISTERED-PRINCIPAL REGISTER
23-MAR-2002 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
15-MAR-2002 STATEMENT OF USE PROCESSING COMPLETE
01-MAR-2002 USE AMENDMENT FILED
13-SEP-2001 EXTENSION 5 GRANTED
31-AUG-2001 EXTENSION 5 FILED
03-APR-2001 EXTENSION 4 GRANTED
02-MAR-2001 EXTENSION 4 FILED
28-OCT-2000 EXTENSION 3 GRANTED
28-AUG-2000 EXTENSION 3 FILED
04-MAY-2000 EXTENSION 2 GRANTED
29-FEB-2000 EXTENSION 2 FILED
28-SEP-1999 EXTENSION 1 GRANTED
01-SEP-1999 EXTENSION 1 FILED
02-MAR-1999 NOTICE OF ALLOWANCE-MAILED
08-DEC-1998 PUBLISHED FOR OPPOSITION
06-NOV-1998 NOTICE OF PUBLICATION
01-OCT-1998 APPROVED FOR PUB - PRINCIPAL REGISTER
17-SEP-1998 ASSIGNED TO EXAMINER

Schedules

Trademark	NIGHT MAGIC
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74687098
Registration Number	2039454
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	08-JAN-2007
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	08-JAN-2007
Application Date	12-JUN-1995
Allowance Filed	23-JUL-1996
Published	19-DEC-1995
Declaration Approved	18-DEC-1996
Registration Date	18-FEB-1997
OG Renewal	13-FEB-2007
Renewed	18-FEB-2007
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' DAY WEAR, NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR, NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR, NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 12-JUL-1996 In Commerce: 12-JUL-1996
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FL. NEW YORK, NEW YORK 10010
Assignment Information
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.
Correspondent:  ROSENTHAL & ROSENTHAL, INC.,1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-JAN-2007 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
08-JAN-2007 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
20-DEC-2006 CASE FILE IN TICRS
14-DEC-2006 ASSIGNED TO PARALEGAL
13-OCT-2006 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
13-OCT-2006 TEAS SECTION 8 & 9 RECEIVED
03-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
03-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
03-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
22-NOV-2002 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
24-OCT-2002 RESPONSE RECEIVED TO POST REG. ACTION - SEC. 8 & 15
24-OCT-2002 PAPER RECEIVED
22-AUG-2002 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
28-JUN-2002 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUN-2002 PAPER RECEIVED
18-FEB-1997 REGISTERED-PRINCIPAL REGISTER
18-DEC-1996 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
13-DEC-1996 STATEMENT OF USE PROCESSING COMPLETE
30-OCT-1996 USE AMENDMENT FILED
23-JUL-1996 NOTICE OF ALLOWANCE-MAILED
18-JAN-1996 EXTENSION OF TIME TO OPPOSE RECEIVED
19-DEC-1995 PUBLISHED FOR OPPOSITION
17-NOV-1995 NOTICE OF PUBLICATION
30-SEP-1995 APPROVED FOR PUB - PRINCIPAL REGISTER
25-SEP-1995 ASSIGNED TO EXAMINER

Schedules

Trademark	PRIVATE PROPERTY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74199874
Registration Number	1703417
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	11-JUL-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	11-JUL-2002
Application Date	03-SEP-1991
Published	05-MAY-1992
Registration Date	28-JUL-1992
OG Renewal	20-AUG-2002
Renewed	28-JUL-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES; MEN'S SHIRTS

International Class	International Class: 25 First Used: 1989 In Commerce: 1989
Post Registration Owner	MOVIE STAR, INC., 1115 BROADWAY, 11TH FL. NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST INC. 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC. 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.  Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY  NY, NY 10018
Brief: SECURITY AGREEMENT Signed: 24-APR-1996 Recorded: 02-MAY-1996 Reel/Frame: 1455/0955

TTAB Information
Cancellation Number: 92027125  Date: 22-DEC-1997  Outcome: TERMINATED, 11-NOV-1999
Plaintiff: JENNIFER'S JEANS, INC.  Application Number: 75210703  Registration Number: 0000000
Mark: PRIVATE PROPERTY
Correspondent:   MYRON AMER, P.C. 114 OLD COUNTRY RD, SUITE 310  MINEOLA  NY  11501
Defendant: MOVIE STAR, INC.  Application Number: 74199874  Registration Number: 1703417
Mark: PRIVATE PROPERTY
Trademark Defendant Correspondent:   GOODMAN & TEITELBAUM 26 COURT STREET, BROOKLYN NY 11242
TTAB Entry: #9 TERMINATED, 11-NOV-1999  TTAB Entry: #8 BOARD'S DECISION: DISMISSED, 21-SEP-1999

Other U.S. Registrations	1392427
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED TEAS REVOKE/APPOINT ATTORNEY RECEIVED
03-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
11-JUL-2002 REGISTERED/RENEWED (1st RNWL -10YRS) REG. SEC.8 (10YR) ACCEPTED SEC. 9 GRANTED
25-APR-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED, PAPER RECEIVED
11-NOV-1999 CANCELLATION TERMINATED NO. 999999
21-SEP-1999 CANCELLATION DISMISSED NO. 999999
12-MAY-1999 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
13-JAN-1998 CANCELLATION INSTITUTED NO. 999999
15-DEC-1997 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUL-1992 REGISTERED-PRINCIPAL REGISTER
05-MAY-1992 PUBLISHED FOR OPPOSITION
03-APR-1992 NOTICE OF PUBLICATION
13-JAN-1992 APPROVED FOR PUB - PRINCIPAL REGISTER
06-JAN-1992 ASSIGNED TO EXAMINER

Schedules

Trademark	HEATHER NICOLE
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	74060724
Registration Number	1704269
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	25-JUL-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	25-JUL-2002
Application Date	21-MAY-1990
Published	11-DEC-1990
Registration Date	28-JUL-1992
OG Renewal	03-SEP-2002
Renewed	28-JUL-2002
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 08-AUG-1991 In Commerce: 08-AUG-1991
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY 11TH FL NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK STARDUST, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Portrait Permission	THE NAME "HEATHER NICOLE" DOES NOT IDENTIFY ANY LIVING INDIVIDUAL.
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
25-JUL-2002 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
25-JUL-2002 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
15-MAY-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
06-JAN-1998 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
15-DEC-1997 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
28-JUL-1992 REGISTERED-PRINCIPAL REGISTER
25-OCT-1991 ALLOWED PRINCIPAL REGISTER - SOU ACCEPTED
01-OCT-1991 STATEMENT OF USE PROCESSING COMPLETE
29-AUG-1991 USE AMENDMENT FILED
05-MAR-1991 NOTICE OF ALLOWANCE-MAILED
11-DEC-1990 PUBLISHED FOR OPPOSITION
10-NOV-1990 NOTICE OF PUBLICATION
03-OCT-1990 APPROVED FOR PUB - PRINCIPAL REGISTER
17-SEP-1990 ASSIGNED TO EXAMINER

Schedules

Trademark	CINEJOUR
Full Text Translation	THE ENGLISH TRANSLATION OF THE WORD "CINE" IN THE MARK IS "CINEMA" AND THE ENGLISH TRANSLATION OF THE WORD "JOUR" IN THE MARK IS "DAY".
Trademark Translation	CINEMA, DAY
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73836564
Registration Number	1605698
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	27-SEP-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	27-SEP-2000
Application Date	06-NOV-1989
Published	17-APR-1990
Registration Date	10-JUL-1990
OG Renewal	07-NOV-2000
Renewed	10-JUL-2000
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR, NAMELY PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, NAMELY ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, SHIFTS, COVER UPS, SLEEPWEAR, NAMELY GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES

International Class	International Class: 25 First Used: 15-SEP-1989 In Commerce: 15-SEP-1989
Post Registration Owner	MOVIE STAR, INC., 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC., 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED/ TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
27-SEP-2000 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
27-SEP-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
10-APR-2000 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
10-APR-2000 POST REGISTRATION ACTION CORRECTION
15-JUL-1996 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
18-MAR-1996 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
10-JUL-1990 REGISTERED-PRINCIPAL REGISTER
17-APR-1990 PUBLISHED FOR OPPOSITION
17-MAR-1990 NOTICE OF PUBLICATION
09-FEB-1990 APPROVED FOR PUB - PRINCIPAL REGISTER
07-FEB-1990 EXAMINER'S AMENDMENT MAILED
29-JAN-1990 ALLOWANCE/COUNT WITHDRAWN
17-JAN-1990 EXAMINER'S AMENDMENT MAILED
21-DEC-1989 ASSIGNED TO EXAMINER

Schedules

Trademark	REAL SHAPES
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73807394
Registration Number	1585795
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	17-AUG-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	17-AUG-2000
Application Date	19-JUN-1989
Published	12-DEC-1989
Registration Date	06-MAR-1990
OG Renewal	26-SEP-2000
Renewed	06-MAR-2000
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) PANTIES AND COORDINATING TOPS NAMELY HALTERS, TANK TOPS, UNCONSTRUCTED BRA LIKE TOPS AND TEDDIES
International Class	International Class: 25 First Used: MAY-1989 In Commerce: MAY-1989
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVE. NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   PERRY TEITELBAUM, ESQ.  GOODMAN & TEITELBAUM
26 COURT STREET  SUITE 1400
BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC.  NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
17-AUG-2000 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
17-AUG-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
10-JAN-2000 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
25-JUN-1996 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
05-JAN-1996 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
06-MAR-1990 REGISTERED-PRINCIPAL REGISTER
12-DEC-1989 PUBLISHED FOR OPPOSITION
10-NOV-1989 NOTICE OF PUBLICATION
29-SEP-1989 APPROVED FOR PUB - PRINCIPAL REGISTER
28-SEP-1989 EXAMINERS AMENDMENT MAILED
01-SEP-1989 NON-FINAL ACTION MAILED

Schedules

Trademark	COURT STREET
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73728468
Registration Number	1516490
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	28-JUL-1995
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	28-JUL-1995
Application Date	16-MAY-1988
Published	20-SEP-1988
Registration Date	13-DEC-1988
International Class(es)	25 (Clothing)
Goods and Services
(INT. CL. 25) LADIES' AND CHILDREN'S DAY WEAR NAMELY; PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR NAMELY; ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR NAMELY; GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES,TEDDIES

International Class	International Class: 25 First Used: 01-JAN-1988 In Commerce: 01-JAN-1988
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC., 136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME EFFECTIVE 12-31-94
Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:  ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.,1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

TTAB Information
Cancellation Number: 92017945  Date: 01-MAY-1989
Outcome: TERMINATED, 16-NOV-1989
Plaintiff: DOLLAR GENERAL CORPORATION
Correspondent:   CUSHMAN, DARBY & CUSHMAN, 1615 L STREET, N.W.  WASHINGTON  DC  20036
Defendant: SANMARK-STARDUST, INC.
Application Number: 73728468  Registration Number: 1516490
Mark: COURT STREET
Trademark Defendant Correspondent:   145 MADISON AVENUE  NEW YORK, NY. 10016
TTAB Entry: #8 TERMINATED, 16-NOV-1989
TTAB Entry: #7 BOARD'S DECISION: DISMISSED W/O PREJ, 11-OCT-1989

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
28-JUL-1995 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
14-NOV-1994 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
16-NOV-1989 CANCELLATION TERMINATED NO. 999999
11-OCT-1989 CANCELLATION DISMISSED NO. 999999
03-JUL-1989 CANCELLATION INSTITUTED NO. 999999
13-DEC-1988 REGISTERED-PRINCIPAL REGISTER
20-SEP-1988 PUBLISHED FOR OPPOSITION
20-AUG-1988 NOTICE OF PUBLICATION
11-JUL-1988 APPROVED FOR PUB - PRINCIPAL REGISTER
06-JUL-1988 ASSIGNED TO EXAMINER

Schedules

Trademark	STARRY NITES
Cross References	STARRY NIGHTS
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73691411
Registration Number	1499666
Status	REGISTERED
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	12-JAN-1995
Status According to PTO	(702) SECTION 8 & 15 - ACCEPTED AND ACKNOWLEDGED
USPTO Status Date	12-JAN-1995
Application Date	23-OCT-1987
Published	17-MAY-1988
Registration Date	09-AUG-1988
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) LADIES' AND CHILDREN'S SLEEPWEAR, NAMELY NIGHTSHIRTS, BABY DOLLS, PAJAMAS, TEDDIES, PANTIES, NIGHTGOWNS, AND ROBES
International Class	International Class: 25 First Used: FEB-1986 In Commerce: FEB-1986
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Registrant/Owner at Publication/Applicant	SANMARK-STARDUST, INC. NEW YORK CORPORATION 145 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NY 10016
Assignor:  SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  PERRY TEITELBAUM, ESQ.
26 COURT STREET  STE. 1400  BROOKLYN, NY 11242
Brief: CHANGE OF NAME 19921231  z
Signed: 28-DEC-1992  Recorded: 26-NOV-1993  Reel/Frame: 1068/0059
Assignee:   ROSENTHAL & ROSENTHAL INC.  NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996
Reel/Frame: 1455/0955

Correspondent Info	PERRY TEITELBAUM LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
History
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
12-JAN-1995 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
08-JUL-1994 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
09-AUG-1988 REGISTERED-PRINCIPAL REGISTER
17-MAY-1988 PUBLISHED FOR OPPOSITION
15-APR-1988 NOTICE OF PUBLICATION
09-MAR-1988 APPROVED FOR PUB - PRINCIPAL REGISTER
26-FEB-1988 EXAMINER'S AMENDMENT MAILED
12-FEB-1988 ALLOWANCE/COUNT WITHDRAWN
15-JAN-1988 ASSIGNED TO EXAMINER

Schedules

Image
Trademark	PAM UNDIES
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73437490
Registration Number	1303849
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	08-DEC-2005
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	08-DEC-2005
Application Date	02-AUG-1983
Published	28-AUG-1984
Registration Date	06-NOV-1984
OG Renewal	17-JAN-2006
Renewed	06-NOV-2004
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S UNDERWEAR AND SLEEPWEAR
International Class	International Class: 25 First Used: 01-JAN-1956 In Commerce: 01-JAN-1956
Post Registration Owner	MOVIE STAR, INC. 1115 BROADWAY-11TH FLOOR NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	CLAXTON MANUFACTURING CO., INC. 183 MADISON AVE. NEW YORK, NEW YORK 10016
Assignment Information
Assignee:   SANMARK - STARDUST, INC.  175 MADISON AVE.  NEW YORK, NEW YORK 10016
Assignor:   CLAXTON MANUFACTURING COMPANY, INC.  183 MADISON AVE.  NY, NY 10016
Correspondent:   GOODMAN AND TEITELBAUM  STE. 1400  26 COURT ST.  BROOKLYN, NY 11242
Brief: ASSIGNS THE ENTIRE INTEREST AND THE GOODWILL
Recorded: 08-MAR-1985  Acknowledged: 24-JAN-1985  Reel/Frame: 0489/0574
Assignee:   MOVIE STAR, INC.,  136 MADISON AVENUE  NEW YORK, NEW YORK 10016
Assignor:   SANMARK-STARDUST INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT STREET  SUITE 1400  BROOKLYN, NY 11242
Brief: CHANGE NAME EFF. 12-31-94 Signed: 28-DEC-1992  Recorded: 07-NOV-1994  Reel/Frame: 1243/0342
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  1370 BROADWAY  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT  Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955
Assignee:   MOVIE STAR, INC.  1115 BROADWAY-11TH FLOOR  NEW YORK, NEW YORK 10010
Assignor:   SANMARK-STARDUST, INC.
Correspondent:   GOODMAN & TEITELBAUM  26 COURT ST STE 1400  BROOKLYN, NY 11242
Brief: ASSIGNS ENTIRE INTEREST  Signed: 12-NOV-2004  Recorded: 22-NOV-2004 Reel/Frame: 3081/0982

Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Disclaims	NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "UNDIES", APART FROM THE MARK AS SHOWN.
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED  TEAS REVOKE/APPT ATTORNEY RECEIVED
01-FEB-2006 TEAS CHANGE OF CORRESPONDENCE RECEIVED
08-DEC-2005 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
08-DEC-2005 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
17-AUG-2005 ASSIGNED TO PARALEGAL  14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
26-NOV-2004 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED  PAPER RECEIVED
09-NOV-1990 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
15-AUG-1990 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
06-NOV-1984 REGISTERED-PRINCIPAL REGISTER
28-AUG-1984 PUBLISHED FOR OPPOSITION  26-JUN-1984 NOTICE OF PUBLICATION
19-APR-1984 APPROVED FOR PUB - PRINCIPAL REGISTER  NON-FINAL ACTION MAILED
06-MAR-1984 ASSIGNED TO EXAMINER

Schedules

Image
Trademark	CINEMA ETOILE
Full Text Translation	THE TERM "CINEMA ETOILE" MEANS "MOVIE STAR" IN FRENCH.
Trademark Translation	MOVIE STAR
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73327357
Registration Number	1209847
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	09-SEP-2002
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	09-SEP-2002
Application Date	10-SEP-1981
Published	29-JUN-1982
Registration Date	21-SEP-1982
OG Renewal	22-OCT-2002
Renewed	21-SEP-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) WOMEN'S CLOTHING-NAMELY, LINGERIE, NIGHTGOWNS, AND UNDERWEAR
International Class	International Class: 25 First Used: 30-JUL-1981 In Commerce: 30-JUL-1981
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY 11TH FLOOR NEW YORK, NEW YORK 10010
Assignment Information
Assignee:   CHASE MANHATTAN BANK, N.A.  1411 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  392 FIFTH AVE.  NEW YORK, NEW YORK 10018
Correspondent:   HAHN AND HESSEN, 350 FIFTH AVE.  NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987  Acknowledged: 28-JAN-1987  Reel/Frame: 0550/0953
Assignee:   MOVIE STAR, INC.  392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC.,
1211 AVENUE OF THE AMERICAS  NEW YORK, NEW YORK 10036
Correspondent:   BLODNICK, POMERANZ, ET AL.  477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988  Acknowledged: 05-MAY-1988  Reel/Frame: 0602/0032
Assignee:   MOVIE STAR, INC., 392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CHASE MANHATTAN BANK, N.A., 1411 BROADWAY  NEW YORK, NEW YORK 10018
Correspondent:   BLODNICK, POMERANZ, ET AL.  477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988  Acknowledged: 31-MAR-1987  Reel/Frame: 0602/0036
Assignee:   ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996  Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Other U.S. Registrations	04161900, 06909690 AND OTHERS
Correspondent Info	HOWARD N. ARONSON LACKENBACH SIEGEL LLP ONE CHASE ROAD SCARSDALE NY 10583
Lining Stippling	THE DRAWING IS LINED FOR THE COLOR PURPLE, BUT COLOR IS NOT A FEATURE OF THE MARK.
Design Codes	300103 C 300105 E 300120 T 300112 L 300503 FIRST LETTER OF A WORD FIRST NUMERAL OF A NUMBER STRING 300504 LETTERS EMBEDDED IN A WORD NUMERALS EMBEDDED IN A NUMBER STRING
History
08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
09-SEP-2002 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
09-SEP-2002 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
14-JUN-2002 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
11-APR-1988 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
28-OCT-1987 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
21-SEP-1982 REGISTERED-PRINCIPAL REGISTER
29-JUN-1982 PUBLISHED FOR OPPOSITION

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	73291858
Registration Number	1190788
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
Affidavit Date	22-OCT-1987
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	11-FEB-2002
Application Date	05-JAN-1981
Published	01-DEC-1981
Registration Date	23-FEB-1982
OG Renewal	26-MAR-2002
Renewed	23-FEB-2002
International Class(es)	25 (Clothing)
Goods and Services	LOUNGEWEAR
International Class	International Class: 25 First Used: 25-SEP-1979 In Commerce: 25-SEP-1979
Registrant/Owner at Publication/Applicant	MOVIE STAR, INC. NEW YORK CORPORATION 392 5TH AVE. NEW YORK, NEW YORK 10018
Assignment Information
Assignee:   CHASE MANHATTAN BANK, N.A.  1411 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVE.  NEW YORK, NEW YORK 10018
Correspondent:   HAHN AND HESSEN  EMPIRE STATE BLDG.  350 FIFTH AVE. NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987  Acknowledged: 28-JAN-1987  Reel/Frame: 0550/0953
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC., THE
1211 AVENUE OF THE AMERICAS  NEW YORK, NEW YORK 10036
Correspondent:   BLODNICK, POMERANZ, ET AL.
477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988  Acknowledged: 05-MAY-1988  Reel/Frame: 0602/0032
Assignee:   MOVIE STAR, INC.  NEW YORK CORPORATION
392 FIFTH AVENUE  NEW YORK, NEW YORK 10018
Assignor:   CHASE MANHATTAN BANK, N.A., THE
1411 BROADWAY  NEW YORK, NEW YORK 10018
Correspondent:   BLODNICK, POMERANZ, ET AL.
477 MADISON AVENUE  NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988  Acknowledged: 31-MAR-1987  Reel/Frame: 0602/0036
Assignee:   ROSENTHAL & ROSENTHAL INC. NEW YORK CORPORATION
1370 BROADWAY  NEW YORK, NEW YORK 10018
Assignor:   MOVIE STAR, INC.  NEW YORK CORPORATION
Correspondent:   ROSENTHAL & ROSENTHAL, INC.  OMAR BARBERO - VICE PRESIDENT
1370 BROADWAY - 2ND FLOOR  NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996 Recorded: 02-MAY-1996  Reel/Frame: 1455/0955

Other U.S. Registrations	0690969, 0877825
Correspondent Info	ANTHONY P. DELIO DELIO AND ASSOCIATES 121 WHITNEY AVE. NEW HAVEN, CONN. 06510-1081
History	REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK. 22-OCT-1987 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.

Schedules

Image
Trademark	SWEET-TOPS
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	73278988
Registration Number	1190785
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	09-APR-2003
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	09-APR-2003
Application Date	22-SEP-1980
Published	01-DEC-1981
Registration Date	23-FEB-1982
OG Renewal	20-MAY-2003
Renewed	23-FEB-2002
International Class(es)	25 (Clothing)
Goods and Services	(INT. CL. 25) SLEEPWEAR AND LOUNGEWEAR-NAMELY, LOUNGING ROBES, NIGHT GOWNS AND PAJAMAS
International Class	International Class: 25 First Used: 13-APR-1980 In Commerce: 13-APR-1980
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Registrant/Owner at Publication/Applicant	SANMARK INDUSTRIES, INC. DELAWARE CORPORATION 38 E. 32ND ST. NEW YORK, NEW YORK 10016
Assignment Information	Assignee: STARDUST INC. CHANGED TO
Assignee: SANMARK-STARDUST INC.
Assignor: STARDUST INC.
Assignor: SANMARK INDUSTRIES, INC. MERGED INTO
Assignor: STARDUST INC. CHANGED TO
Correspondent: GOODMAN AND TEITELBAUM SUITE 1400 26 COURT ST. BROOKLYN, NY 11242
Brief: MERGER AND CHANGE OF NAME EFFECTIVE IN NEW YORK, 19810311
Signed: 29-MAR-1982 Recorded: 07-JUN-1982 Reel/Frame: 0417/0357
Assignee: MOVIE STAR, INC., 1115 BROADWAY, 11TH FLOOR NEW YORK, NEW YORK 10010
Assignor: SANMARK-STARDUST INC.
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN, N.Y. 11242
Brief: CHANGE OF NAME Signed: 28-DEC-1992 Recorded: 25-MAR-2002 Reel/Frame: 2478/0314
Correspondent Info	HOWARD N. ARONSON, LACKENBACH SIEGEL LLP, ONE CHASE ROAD, SCARSDALE NY 10583
History	08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
09-APR-2003 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
09-APR-2003 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
15-MAR-2002 PAPER RECEIVED
19-FEB-2002 POST REGISTRATION ACTION MAILED - SEC. 8 & 9
14-DEC-2001 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
27-JUL-1988 RESPONSE RECEIVED TO POST REG. ACTION
09-MAY-1988 REGISTERED - SEC. 8 (6-YR) ACCEPTED & SEC. 15 ACK.
02-MAY-1988 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
14-SEP-1987 POST REGISTRATION ACTION MAILED - SEC. 8 & 15
09-MAR-1987 REGISTERED - SEC. 8 (6-YR) FILED
09-MAR-1987 REGISTERED - SEC. 8 (6-YR) & SEC. 15 FILED
23-FEB-1982 REGISTERED-PRINCIPAL REGISTER
01-DEC-1981 PUBLISHED FOR OPPOSITION

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. Federal
Application Number	72074708
Registration Number	0690969
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	04-AUG-2000
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	04-AUG-2000
Application Date	29-MAY-1959
Published	20-OCT-1959
Registration Date	05-JAN-1960
OG Renewal	12-SEP-2000
Renewed	05-JAN-2000 05-JAN-1980
International Class(es)	25 (Clothing)
Goods and Services	(U.S. CL. 39) UNDERGARMENTS, SLEEPWEAR, AND LINGERIE
U.S. Class	U.S. Class: 39 First Used: 10-APR-1937 In Commerce: 10-APR-1937
Registrant	MOVIE STAR, INC. NEW YORK CORPORATION 136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignment Information	Assignee: CHASE MANHATTAN BANK, N.A. 1411 BROADWAY NEW YORK, NEW YORK 10018
Assignor: MOVIE STAR, INC. 392 FIFTH AVE. NEW YORK, NEW YORK 10018
Correspondent: HAHN AND HESSEN EMPIRE STATE BLDG. 350 FIFTH AVE. NEW YORK, NY 10118
Brief: SECURITY INTEREST
Recorded: 30-JAN-1987 Acknowledged: 28-JAN-1987 Reel/Frame: 0550/0953
Assignee: MOVIE STAR, INC., 392 FIFTH AVENUE NEW YORK, NEW YORK 10018
Assignor: CIT GROUP/FACTORING MANUFACTURERS HANOVER, INC.,
1211 AVENUE OF THE AMERICAS, NY, NY 10036
Correspondent: BLODNICK, POMERANZ, ET AL. 477 MADISON AVENUE NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED MARCH 31, 1987 RECORDED AT REEL 0568, FRAMES 965-968
Recorded: 12-MAY-1988 Acknowledged: 05-MAY-1988 Reel/Frame: 0602/0032
Assignee: MOVIE STAR, INC. NEW YORK CORPORATION
392 FIFTH AVENUE NEW YORK, NEW YORK 10018
Assignor: CHASE MANHATTAN BANK, N.A., 1411 BROADWAY NEW YORK, NEW YORK 10018
Correspondent: BLODNICK, POMERANZ, ET AL. 477 MADISON AVENUE NEW YORK, NY 10022
Brief: RELEASE BY SECURED PARTY SECURITY AGREEMENT DATED JANUARY 28, 1987 RECORDED AT REEL 0550, FRAME 953
Recorded: 12-MAY-1988 Acknowledged: 31-MAR-1987 Reel/Frame: 0602/0036
Assignee: ROSENTHAL & ROSENTHAL INC., 1370 BROADWAY NEW YORK, NEW YORK 10018
Assignor: MOVIE STAR, INC. NEW YORK CORPORATION
Correspondent: ROSENTHAL & ROSENTHAL, INC., 1370 BROADWAY - 2ND FLOOR NEW YORK, NY 10018
Brief: SECURITY AGREEMENT
Signed: 24-APR-1996 Recorded: 02-MAY-1996 Reel/Frame: 1455/0955
Other U.S. Registrations	0329809, 0663305 AND OTHERS
Correspondent Info	HOWARD N. ARONSON, LACKENBACH SIEGEL LLP, ONE CHASE ROAD SCARSDALE NY 10583
History	08-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
08-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
04-AUG-2000 REGISTERED AND RENEWED (SECOND RENEWAL - 10 YRS)
04-AUG-2000 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
27-DEC-1999 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
16-JUL-1987 MISCELLANEOUS PAPER
16-JUL-1987 MISCELLANEOUS PAPER
05-JAN-1980 REGISTERED AND RENEWED (FIRST RENEWAL - 20 YRS)

Schedules

Image
Trademark	CUDDL'FORM
Cross References	CUDDLE FORM
Design Type	STYLIZED LETTERS
Database	U.S. Federal
Application Number	71386030
Registration Number	0345102
Status	RENEWED (REGISTERED)
Affidavit Section	REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
Affidavit Date	13-MAR-2007
Status According to PTO	(800) REGISTERED AND RENEWED
USPTO Status Date	13-MAR-2007
Application Date	27-NOV-1936
Published	02-FEB-1937
Registration Date	13-APR-1937
OG Renewal	17-APR-2007 05-AUG-1997
Renewed	13-APR-2007 13-APR-1997 13-APR-1977
Republished	02-NOV-1948
International Class(es)	25 (Clothing)
Goods and Services	(U.S. CL. 39) SLIPS
U.S. Class	U.S. Class: 39 First Used: 18-NOV-1936 In Commerce: 18-NOV-1936
Post Registration Owner	MOVIE STAR, INC. NEW YORK CORPORATION 1115 BROADWAY NEW YORK, NEW YORK 10010
Registrant	INDUSTRIAL UNDERGARMENT CORPORATION NEW YORK CORPORATION 340 MILL STREET POUGHKEEPSIE, NEW YORK
Assignment Information	Assignee: SANMARK-STARDUST INC. NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignor: STARDUST INC.
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN, NY 11242
Brief: MERGER Signed: 10-MAR-1981 Recorded: 20-MAR-1997 Reel/Frame: 1569/0406
Assignee: MOVIE STAR, INC. NEW YORK CORPORATION
136 MADISON AVENUE NEW YORK, NEW YORK 10016
Assignor: SANMARK-STARDUST INC. NEW YORK CORPORATION
Correspondent: GOODMAN & TEITELBAUM PERRY TEITELBAUM, ESQ.
26 COURT STREET SUITE 1400 BROOKLYN NY 11242
Brief: CHANGE OF NAME Signed: 28-DEC-1992 Recorded: 20-MAR-1997 Reel/Frame: 1569/0414
Correspondent Info	HOWARD N. ARONSON
LACKENBACH SIEGEL LLP
ONE CHASE ROAD
SCARSDALE, NY 10583
History	13-MAR-2007 REGISTERED AND RENEWED (FIRST RENEWAL - 10 YRS)
13-MAR-2007 REGISTERED - SEC. 8 (10-YR) ACCEPTED/SEC. 9 GRANTED
27-FEB-2007 ASSIGNED TO PARALEGAL
03-JAN-2007 REGISTERED - COMBINED SECTION 8 (10-YR) & SEC. 9 FILED
03-JAN-2007 TEAS SECTION 8 & 9 RECEIVED
03-JAN-2007 APPLICANT/CORRESPONDENCE CHANGES (NON-RESPONSIVE) ENTERED
03-JAN-2007 TEAS CHANGE OF OWNER ADDRESS RECEIVED
07-AUG-2006 ATTORNEY REVOKED AND/OR APPOINTED
07-AUG-2006 TEAS REVOKE/APPOINT ATTORNEY RECEIVED
14-JUN-2005 TEAS CHANGE OF CORRESPONDENCE RECEIVED
24-JUN-1997 REGISTERED AND RENEWED (THIRD RENEWAL - 10 YRS)
13-APR-1977 REGISTERED AND RENEWED (SECOND RENEWAL - 20 YRS)

Schedules

Trademark	MOVIE STAR
Design Type	WORD ONLY
Database	U.S. State
Registered in	PUERTO RICO
Registration Number	13801
Status	RENEWED PR
Mark Type	TRADEMARK
International Class(es)	25 (Clothing)
Goods and Services	UNDERGARMENTS SLEEPWEAR & LINGERIE
Owner	MOVIE STAR INC

Schedules

File Dates
U.S. Federal	Date Updated: 21-JAN-2008
OFFICIAL GAZETTE PUBLISHED ON: 15-JAN-2008
USPTO TEXT
COMPLETE FILINGS THROUGH: 10-JAN-2008
ADDITIONAL FILINGS THROUGH: 14-JAN-2008
APPLICATION DRAWING PAGES
COMPLETE FILINGS THROUGH: 13-JAN-2008
ADDITIONAL FILINGS THROUGH: 16-JAN-2008
IMAGES CODED THROUGH: 07-JAN-2008
U.S. State	Date Updated: 15-JAN-2008
ALABAMA:28-AUG-07
ALASKA:03-JUL-06
AMERICAN SAMOA:29-MAR-05
ARIZONA:29-DEC-06
ARKANSAS:23-OCT-07
CALIFORNIA:30-OCT-07
COLORADO:21-MAY-07
CONNECTICUT:29-OCT-07
DELAWARE:28-JUN-06
FLORIDA:26-FEB-07
GEORGIA:01-AUG-07
HAWAII:31-JUL-07
IDAHO:29-OCT-07
ILLINOIS:28-SEP-07
INDIANA:29-SEP-06
IOWA:15-OCT-07
KANSAS:25-OCT-07
KENTUCKY:30-AUG-07
LOUISIANA:07-NOV-07
MAINE:30-OCT-07
MARYLAND:26-FEB-07
MASSACHUSETTS:30-NOV-07
MICHIGAN:13-JUN-07
MINNESOTA:30-NOV-07
MISSISSIPPI:15-JUN-06
MISSOURI:25-JUN-07
MONTANA:02-AUG-07
NEBRASKA:30-NOV-07
NEVADA:05-MAR-07
NEW HAMPSHIRE:07-JUL-04
NEW JERSEY:04-DEC-07
NEW MEXICO:27-AUG-07
NEW YORK:02-OCT-07
NORTH CAROLINA:31-JAN-07
NORTH DAKOTA:30-AUG-07
OHIO:28-SEP-07
OKLAHOMA:26-JAN-06
OREGON:30-NOV-07
PENNSYLVANIA:28-FEB-03
PUERTO RICO:10-DEC-07
RHODE ISLAND:27-APR-07
SOUTH CAROLINA:28-MAR-07
SOUTH DAKOTA:01-OCT-07
TENNESSEE:30-NOV-07
TEXAS:14-SEP-07
UTAH:30-NOV-07
VERMONT:13-NOV-06
VIRGINIA:28-JUN-07
WASHINGTON:09-MAY-07
WEST VIRGINIA:13-DEC-06
WISCONSIN:28-NOV-07
WYOMING:24-DEC-03
Updating of the US State Trademark Database is provided by license with and permission of CT Corsearch.
International Register	Date Updated: 17-JAN-2008
Gazette of International Marks no. 47/2007, dated 27-DEC-2007
Unpublished Applications made available by the WIPO as of 08-JAN-2008

Schedules

Domain Names

Domain Name	Expiration
cinemaetoile.com	6/10/2011

moviestarlingerie.com	6/13/2012

moviestarinc.com	5/20/2012

Schedules

SCHEDULE 6.24

Name/Chief Place of Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN

FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	2749384	36-4155442

FREDERICK'S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	0580404	95-2666265

FREDERICK'S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C16109-98	95-4698882

FREDERICKS.COM, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C9434-99	36-4306605

HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	LLC5354-99	95-4755205

Schedules